                         LINCOLN BENEFIT LIFE COMPANY

                         Supplement Dated May 1, 2011
                To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED MAY 1, 2011
                   CONSULTANT I PROSPECTUS DATED MAY 1, 2011
                  LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004
                  CONSULTANT II PROSPECTUS DATED MAY 1, 2004
                 PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004

   The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

                           SUPPLEMENTAL INFORMATION
                      ABOUT LINCOLN BENEFIT LIFE COMPANY

                                     INDEX

                                                                                        PAGE
                                                                                        ----
Item 3(c)   Risk Factors...............................................................   1
Item 11(a)  Description of Business....................................................   8
Item 11(b)  Description of Property....................................................  10
Item 11(c)  Legal Proceedings..........................................................  10
Item 11(e)  Financial Statements and Notes to Financial Statements.....................  10
Item 11(f)  Selected Financial Data....................................................  44
Item 11(h)  Management's Discussion and Analysis of Financial Condition and Results of
              Operations...............................................................  44
Item 11(j)  Quantitative and Qualitative Disclosures About Market Risk.................  59
Item 11(k)  Directors, Executive Officers, Promoters and Control Persons...............  59
Item 11(l)  Executive Compensation.....................................................  61
Item 11(m)  Security Ownership of Certain Beneficial Owners and Management.............  87
Item 11(n)  Transactions with Related Persons, Promoters and Certain Control Persons...  89
Other Information......................................................................  91

ITEM 3(C). RISK FACTORS

   This document contains "forward-looking statements" that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments.

   These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like "plans," "seeks," "expects," "will," "should," "anticipates," "estimates," "intends," "believes," "likely," "targets" and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

   In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer and a provider of other financial services. These risks constitute our cautionary statements under the Private Securities Litigation Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the Securities and Exchange Commission ("SEC") or in materials incorporated therein by reference.

CHANGES IN UNDERWRITING AND ACTUAL EXPERIENCE COULD MATERIALLY AFFECT PROFITABILITY OF BUSINESS CEDED TO ALLSTATE LIFE INSURANCE COMPANY ("ALIC")

   Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of the business, which is ceded to ALIC. We establish target returns for each product based upon these factors and the average amount of capital that we and ALIC must hold to support in-force contracts taking into account rating agencies and regulatory requirements. We monitor and manage our pricing and overall sales mix to achieve target new business returns on a portfolio basis, which could result in the discontinuation or de-emphasis of products or distribution relationships and a decline in sales. Profitability from new business emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

   ALIC's profitability depends on the adequacy of investment spreads, the management of market and credit risks associated with investments, the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies to ensure recovery of acquisition expenses, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect the profitability of our business ceded to ALIC.

CHANGES IN RESERVE ESTIMATES MAY ADVERSELY AFFECT OUR OPERATING RESULTS CEDED TO ALIC

   The reserve for life-contingent contract benefits is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. We periodically review the adequacy of these reserves on an aggregate basis and if future experience differs significantly from assumptions, adjustments to reserves may be required which could have a material adverse effect on our operating results ceded to ALIC.

CHANGES IN MARKET INTEREST RATES MAY LEAD TO A SIGNIFICANT DECREASE IN THE SALES AND PROFITABILITY OF SPREAD-BASED PRODUCTS CEDED TO ALIC

   Our ability to manage our spread-based products, such as fixed annuities, is dependent upon maintaining profitable spreads between investment yields and interest crediting rates on business ceded to ALIC. When market interest rates decrease or remain at relatively low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by market conditions, regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Decreases in the interest crediting rates offered on products could make those products less attractive, leading to lower sales and/or changes in the level of policy loans, surrenders and withdrawals. Non-parallel shifts in interest rates, such as increases in short-term rates without accompanying increases in medium- and long-term rates, can influence customer demand for fixed annuities, which could impact the level and profitability of new customer deposits. Increases in market interest rates can also have negative effects on the business ceded to ALIC, for example by increasing the attractiveness of other investments to our customers, which can lead to higher surrenders at a time when our fixed income investment asset values are lower as a result of the increase in interest rates. This could lead to the sale of fixed income securities at a loss. For certain products, principally fixed annuity and interest-sensitive life products, the earned rate on assets could lag behind rising market yields. We may react to market conditions by increasing crediting rates, which could narrow spreads and reduce profitability on the business ceded to ALIC.

A LOSS OF KEY PRODUCT DISTRIBUTION RELATIONSHIPS COULD MATERIALLY AFFECT SALES, RESULTS OF OPERATIONS AND CASH FLOWS CEDED TO ALIC

   Certain products are distributed under agreements with other members of the financial services industry that are not affiliated with us. Termination of one or more of these agreements due to, for example, a change in control of one of these distributors or market conditions that make it difficult to achieve our target return on certain products, resulting in relatively uncompetitive pricing, or a decision by us to discontinue selling products through a distribution channel, could have a detrimental effect on our sales, results of operations or cash flows ceded to ALIC if it were to result in an elevated level of surrenders of in-force contracts sold through terminated distribution relationships.

CHANGES IN TAX LAWS MAY DECREASE SALES AND PROFITABILITY OF PRODUCTS CEDED TO
ALIC

   Under current federal and state income tax law, certain products we offer, primarily life insurance and annuities, receive favorable tax treatment. This favorable treatment may give certain of our products a competitive advantage over noninsurance products. Congress from time to time considers legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress also considers proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of our products making them less competitive. Such proposals, if adopted, could have a material adverse effect on ALIC's profitability and financial condition or our ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

RISKS RELATING TO INVESTMENTS

WE ARE SUBJECT TO MARKET RISK AND DECLINES IN CREDIT QUALITY WHICH MAY ADVERSELY IMPACT INVESTMENT INCOME, CAUSE ADDITIONAL REALIZED LOSSES, AND CAUSE INCREASED UNREALIZED LOSSES

   We are subject to the risk that we will incur losses due to adverse changes in interest rates or credit spreads. We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities above the risk-free rate (typically defined as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e. increase or decrease) in response to the market's perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies.

   A decline in market interest rates or credit spreads could have an adverse effect on our investment income as we invest cash in new investments that may earn less than the portfolio's average yield. In a declining interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. An increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio. A decline in the quality of our investment portfolio as a result of adverse economic conditions or otherwise could cause additional realized losses on securities.

DETERIORATING FINANCIAL PERFORMANCE IMPACTING SECURITIES COLLATERALIZED BY RESIDENTIAL AND COMMERCIAL MORTGAGE LOANS MAY LEAD TO WRITE-DOWNS AND IMPACT OUR RESULTS OF OPERATIONS AND FINANCIAL CONDITION

   Changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future.

CONCENTRATION OF OUR INVESTMENT PORTFOLIO IN ANY PARTICULAR SEGMENT OF THE ECONOMY MAY HAVE ADVERSE EFFECTS ON OUR OPERATING RESULTS AND FINANCIAL CONDITION

   The concentration of our investment portfolio in any particular industry, collateral types, group of related industries or geographic sector could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated rather than diversified.

THE DETERMINATION OF THE AMOUNT OF REALIZED CAPITAL LOSSES RECORDED FOR IMPAIRMENTS OF OUR INVESTMENTS IS HIGHLY SUBJECTIVE AND COULD MATERIALLY IMPACT OUR OPERATING RESULTS AND FINANCIAL CONDITION

   The determination of the amount of realized capital losses recorded for impairments vary by investment type and is based upon our periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. There can be no assurance that we have accurately assessed the level of or amounts recorded for other-than-temporary impairments taken in our financial statements. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

THE DETERMINATION OF THE FAIR VALUE OF OUR FIXED INCOME SECURITIES IS HIGHLY SUBJECTIVE AND COULD MATERIALLY IMPACT OUR OPERATING RESULTS AND FINANCIAL CONDITION

   In determining fair values we generally utilize market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets' fair values. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income in shareholder's equity. Changing market conditions could materially effect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly. Determining fair value is highly subjective and could materially impact our operating results and financial condition.

RISKS RELATING TO THE INSURANCE INDUSTRY

OUR FUTURE RESULTS ARE DEPENDENT IN PART ON OUR ABILITY TO SUCCESSFULLY OPERATE IN AN INSURANCE INDUSTRY THAT IS HIGHLY COMPETITIVE

   The insurance industry is highly competitive. Our competitors include other insurers and, because many of our products include a savings or investment component, securities firms, investment advisers, mutual funds, banks and other financial institutions. Many of our competitors have well-established national reputations and market similar products. Because of the competitive nature of the insurance industry, including competition for producers such as exclusive and independent agents, there can be no assurance that we will continue to effectively compete with our industry rivals, or that competitive pressures will not have a material adverse effect on our business or operating results ceded to ALIC. Furthermore, certain competitors operate using a mutual insurance company structure and therefore may have dissimilar profitability and return targets. Our ability to successfully operate may also be impaired if we are not effective in filling critical leadership positions, in developing the talent and skills of our human resources, in assimilating new executive talent into our organization, or in deploying human resource talent consistently with our business goals.

DIFFICULT CONDITIONS IN THE ECONOMY GENERALLY COULD ADVERSELY AFFECT OUR BUSINESS AND OPERATING RESULTS

   As with most businesses, we believe difficult conditions in the economy, such as significant negative macroeconomic trends, including relatively high and sustained unemployment, reduced consumer spending, lower home prices, and substantial increases in delinquencies on consumer debt, including defaults on home mortgages, and the relatively low availability of credit could have an adverse effect on our business and operating results.

   General economic conditions could adversely affect us in the form of consumer behavior and pressure investment results. Consumer behavior changes could include decreased demand for our products. In addition, holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

THERE CAN BE NO ASSURANCE THAT ACTIONS OF THE U.S. FEDERAL GOVERNMENT, FEDERAL RESERVE AND OTHER GOVERNMENTAL AND REGULATORY BODIES FOR THE PURPOSE OF STABILIZING THE FINANCIAL MARKETS AND STIMULATING THE ECONOMY WILL ACHIEVE THE INTENDED EFFECT

   In response to the financial crises affecting the banking system, the financial markets and the broader economy in recent years, the U.S. federal government, the Federal Reserve and other governmental and regulatory bodies have taken actions such as purchasing mortgage-backed and other securities from financial institutions, investing directly in banks, thrifts and bank and savings and loan holding companies and increasing federal spending to stimulate the economy. There can be no assurance as to the long term impact such actions will have on the financial markets or on economic conditions, including potential inflationary affects. Continued volatility and any further economic deterioration could materially and adversely affect our business, financial condition and results of operations.

LOSSES FROM LITIGATION MAY BE MATERIAL TO OUR OPERATING RESULTS OR CASH FLOWS CEDED TO ALIC

   As is typical for a large company, our ultimate parent The Allstate Corporation and its subsidiaries are involved in various legal actions, including class action litigation challenging a range of company practices and coverage provided by our insurance products. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to our operating results or cash flows ceded to ALIC for a particular annual period.

WE ARE SUBJECT TO EXTENSIVE REGULATION AND POTENTIAL FURTHER RESTRICTIVE REGULATION MAY INCREASE OUR OPERATING COSTS AND LIMIT OUR GROWTH

   As an insurance company with separate accounts that are regulated as investment companies, we are subject to extensive laws and regulations. These laws and regulations are complex and subject to change. Moreover, they are administered and enforced by a number of different governmental authorities, including state insurance regulators, state securities administrators, the SEC, the FINRA, the U.S. Department of Justice, and state attorneys general, each of which exercises a degree of interpretive latitude. Consequently, we are subject to the risk that compliance with any particular regulator's or enforcement authority's interpretation of a legal issue may not result in compliance with another's interpretation of the same issue, particularly when compliance is judged in hindsight. In addition, there is risk that any particular regulator's or enforcement authority's interpretation of a legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator's or enforcement authority's interpretation of a legal issue changing, cause us to change our views regarding the actions we need to take from a legal risk management perspective, thus necessitating changes to our practices that may, in some cases, limit our ability to grow and improve the profitability of our business ceded to ALIC. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. In many respects, these laws and regulations limit our ability to grow and improve the profitability of our business ceded to ALIC.

   In recent years, the state insurance regulatory framework has come under public scrutiny and members of Congress have discussed proposals to provide for federal chartering of insurance companies. We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance regulation.

REGULATORY REFORMS, AND THE MORE STRINGENT APPLICATION OF EXISTING REGULATIONS, MAY MAKE IT MORE EXPENSIVE FOR US TO CONDUCT OUR BUSINESS

   The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry, including the establishment of a Federal Insurance Office within the Department of Treasury.

   These regulatory reforms and any additional legislation or regulatory requirements imposed upon us in connection with the federal government's regulatory reform of the financial services industry and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business.

REINSURANCE MAY BE UNAVAILABLE AT CURRENT LEVELS AND PRICES, WHICH MAY LIMIT OUR ABILITY TO WRITE NEW BUSINESS

   Market conditions beyond our control impact the availability and cost of the reinsurance we purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to maintain our current level of reinsurance or purchase new reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, either ALIC would have to accept an increase in exposure risk, or we would have to reduce our insurance writings, or develop or seek other alternatives.

REINSURANCE SUBJECTS US TO THE CREDIT RISK OF OUR REINSURERS AND MAY NOT BE ADEQUATE TO PROTECT US AGAINST LOSSES ARISING FROM CEDED INSURANCE, WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR OPERATING RESULTS CEDED TO ALIC

   The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to collect a material recovery from a reinsurer could have a material adverse effect on operating results ceded to ALIC.

A LARGE SCALE PANDEMIC, THE CONTINUED THREAT OF TERRORISM OR ONGOING MILITARY ACTIONS MAY HAVE AN ADVERSE EFFECT ON THE LEVEL OF CLAIM LOSSES WE INCUR AND CEDE TO ALIC, THE VALUE OF OUR INVESTMENT PORTFOLIO, OUR COMPETITIVE POSITION, MARKETABILITY OF PRODUCT OFFERINGS, LIQUIDITY AND OPERATING RESULTS

   A large scale pandemic, the continued threat of terrorism, within the United States and abroad, or ongoing military and other actions and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from declines in the equity markets and from interest rate changes in the United States, Europe and elsewhere, and result in loss of life, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by reduced economic activity caused by a large scale pandemic or the continued threat of terrorism. Additionally, a large scale pandemic or terrorist act could have a material adverse effect on the sales, profitability, competitiveness, marketability of product offerings, liquidity, and operating results.

A DOWNGRADE IN ALIC'S FINANCIAL STRENGTH RATINGS MAY HAVE AN ADVERSE EFFECT ON OUR COMPETITIVE POSITION, THE MARKETABILITY OF OUR PRODUCT OFFERINGS, AND OUR LIQUIDITY, OPERATING RESULTS CEDED TO ALIC AND FINANCIAL CONDITION

   Financial strength ratings are important factors in establishing the competitive position of insurance companies and generally have an effect on an insurance company's business. On an ongoing basis, rating agencies review the financial performance and condition of insurers and could downgrade or change the outlook on an insurer's ratings due to, for example, a change in an insurer's statutory capital; a change in a rating agency's determination of the amount of risk-adjusted capital required to maintain a particular rating; an increase in the perceived risk of an insurer's investment portfolio; a reduced confidence in management or a host of other considerations that may or may not be under the insurer's control. The insurance financial strength ratings of ALIC from A.M. Best, Standard & Poor's and Moody's are subject to continuous review, and the retention of current ratings cannot be assured. A downgrade in any of these ratings could have a material adverse effect on our sales, our competitiveness, the marketability of our product offerings, and our liquidity and operating results ceded to ALIC.

CHANGES IN ACCOUNTING STANDARDS ISSUED BY THE FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") OR OTHER STANDARD-SETTING BODIES MAY ADVERSELY AFFECT OUR RESULTS OF OPERATIONS AND FINANCIAL CONDITION

   Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we are required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material adverse effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

THE CHANGE IN OUR UNRECOGNIZED TAX BENEFIT DURING THE NEXT 12 MONTHS IS SUBJECT TO UNCERTAINTY

   We have disclosed our estimate of net unrecognized tax benefits and the reasonably possible increase or decrease in its balance during the next 12 months in Note 10 of the financial statements. However, actual results may differ from our estimate for reasons such as changes in our position on specific issues, developments with respect to the governments' interpretations of income tax laws or changes in judgment resulting from new information obtained in audits or the appeals process.

THE OCCURRENCE OF EVENTS UNANTICIPATED IN OUR DISASTER RECOVERY SYSTEMS AND MANAGEMENT CONTINUITY PLANNING OR A SUPPORT FAILURE FROM EXTERNAL PROVIDERS DURING A DISASTER COULD IMPAIR OUR ABILITY TO CONDUCT BUSINESS EFFECTIVELY

   The occurrence of a disaster such as a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations ceded to ALIC and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems. In the event that a significant number of our managers could be unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

ITEM 11(A).DESCRIPTION OF BUSINESS

   Lincoln Benefit Life Company ("Lincoln Benefit") was incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the "Corporation" or "Allstate"), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is the largest publicly held personal lines insurer in the United States. Widely known through the "You're In Good Hands With Allstate(R)" slogan, Allstate is reinventing protection and retirement to help individuals in approximately 16 million households protect what they have today and better prepare for tomorrow. Customers can access Allstate products and services such as auto insurance and homeowners insurance through more than 13,000 exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate is the 2/nd/ largest personal property and casualty insurer in the United States on the basis of 2009 statutory direct premiums earned. In addition, according to A.M. Best, it is the nation's 16/th/ largest issuer of life insurance business on the basis of 2009 ordinary life insurance in force and 21/st/ largest on the basis of 2009 statutory admitted assets.

   In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). We frequently use industry publications containing statutory financial information to assess our competitive position.

   We provide life insurance, retirement and investment products. Our principal products are interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate. We sell products through multiple intermediary distribution channels, including Allstate exclusive agencies and exclusive financial specialists and independent agents (including master brokerage agencies). Through March 31, 2010, we also sold products through broker-dealers. Although we continue to service in force contracts sold through this distribution channel, we no longer solicit new sales through direct relationships with broker-dealers.

   We compete on a wide variety of factors, including the scope of our distribution systems, the type of our product offerings, the recognition of our brands, our financial strength and ratings, our differentiated product features and prices, and the level of customer service that we provide.

   The market for life insurance, retirement and investment products continues to be highly fragmented and competitive. As of December 31, 2010, there were approximately 470 groups of life insurance companies in the United States, most of which offered one or more similar products. In addition, because many of these products include a savings or investment component, our competition includes domestic and foreign securities firms, investment advisors, mutual funds, banks and other financial institutions. Competitive pressure continues to grow due to several factors, including cross marketing alliances between unaffiliated businesses, as well as consolidation activity in the financial services industry.

   We have reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers. Assets that support general account product liabilities are owned and managed by ALIC under the terms of the reinsurance agreements.

   Lincoln Benefit is subject to extensive regulation, primarily at the state level. The method, extent and substance of such regulation varies by state but generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to a state regulatory agency. In general, such regulation is intended for the protection of those who purchase or use insurance products. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurance company licensing and examination, agent licensing, price setting, trade practices, policy forms, statutory accounting methods, corporate governance, the nature and amount of investments, claims practices, participation in guaranty funds, reserve adequacy, insurer solvency, transactions with affiliates, the payment of dividends, and underwriting standards. For a discussion of statutory financial information, see Note 11 of the financial statements. For a discussion of regulatory contingencies, see
Note 9 of the financial statements. Notes 9 and 11 are incorporated in this
Item 11(a) by reference.

   In recent years, the state insurance regulatory framework has come under increased federal scrutiny. Legislation that would provide for increased federal regulation of insurance, including the federal chartering of insurance companies, has been proposed. Moreover, as part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act was enacted. Hundreds of regulations must be promulgated and implemented pursuant to this new law, and we cannot predict what the final regulations will require but do not expect a material impact on Lincoln Benefit's operations. The new law also creates the Federal Office of Insurance ("FIO") within the Treasury Department. The FIO will monitor the insurance industry, provide advice to the new Financial Stability Oversight Council, represent the U.S. on international insurance matters and study the current regulatory system and submit a report to Congress in 2012. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance business or what effect any such measures would have on Lincoln Benefit.

ITEM 11(B).DESCRIPTION OF PROPERTY

   Lincoln Benefit occupies office space in Lincoln, Nebraska and Northbrook, Illinois that is owned by Allstate Insurance Company. Expenses associated with these facilities are allocated to us on a direct basis.

ITEM 11(C).LEGAL PROCEEDINGS

   Information required for Item 11(c) is incorporated by reference to the discussion under the heading "Regulation and Compliance" and under the heading "Legal and regulatory proceedings and inquiries" in Note 9 of the financial statements.

ITEM 11(E).FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         LINCOLN BENEFIT LIFE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------
                                                      2010    2009     2008
  ($ IN THOUSANDS)                                   ------- ------- -------
  REVENUES
  Net investment income............................. $12,067 $11,783 $13,940
  Realized capital gains and losses.................     694   1,480   5,952
                                                     ------- ------- -------
  INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE..  12,761  13,263  19,892
  Income tax expense................................   4,451   4,634   6,918
                                                     ------- ------- -------
  NET INCOME........................................   8,310   8,629  12,974
                                                     ------- ------- -------
  OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses.   4,584   5,783  (4,351)
                                                     ------- ------- -------
  COMPREHENSIVE INCOME.............................. $12,894 $14,412 $ 8,623
                                                     ======= ======= =======



                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                       STATEMENTS OF FINANCIAL POSITION

                                                                                      DECEMBER 31,
                                                                                 -----------------------
                                                                                    2010        2009
($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                          ----------- -----------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $304,848 and
     $299,787).................................................................. $   320,456 $   308,343
   Short-term, at fair value (amortized cost $11,593 and $8,557)................      11,593       8,557
                                                                                 ----------- -----------
       Total investments........................................................     332,049     316,900
Cash............................................................................       3,550      10,063
Reinsurance recoverable from Allstate Life Insurance Company....................  18,365,058  18,689,074
Reinsurance recoverable from non-affiliates.....................................   1,906,574   1,766,824
Other assets....................................................................     105,159     110,400
Separate accounts...............................................................   2,017,185   2,039,647
                                                                                 ----------- -----------
       TOTAL ASSETS............................................................. $22,729,575 $22,932,908
                                                                                 =========== ===========
LIABILITIES
Contractholder funds............................................................ $17,247,071 $17,633,027
Reserve for life-contingent contract benefits...................................   3,011,317   2,805,387
Unearned premiums...............................................................      19,478      21,656
Deferred income taxes...........................................................       5,833       3,300
Payable to affiliates, net......................................................       4,931      14,749
Current income taxes payable....................................................       4,386       4,656
Other liabilities and accrued expenses..........................................      93,507      97,513
Separate accounts...............................................................   2,017,185   2,039,647
                                                                                 ----------- -----------
       TOTAL LIABILITIES........................................................  22,403,708  22,619,935
                                                                                 ----------- -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30 thousand shares authorized, 25 thousand shares
  issued and outstanding........................................................       2,500       2,500
Additional capital paid-in......................................................     180,000     180,000
Retained income.................................................................     133,222     124,912
Accumulated other comprehensive income:
   Unrealized net capital gains and losses......................................      10,145       5,561
                                                                                 ----------- -----------
       Total accumulated other comprehensive income.............................      10,145       5,561
                                                                                 ----------- -----------
       TOTAL SHAREHOLDER'S EQUITY...............................................     325,867     312,973
                                                                                 ----------- -----------
       TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY............................... $22,729,575 $22,932,908
                                                                                 =========== ===========

                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                     YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2010     2009      2008
($ IN THOUSANDS)                                   -------- --------  --------
COMMON STOCK...................................... $  2,500 $  2,500  $  2,500
                                                   -------- --------  --------
ADDITIONAL CAPITAL PAID-IN........................  180,000  180,000   180,000
                                                   -------- --------  --------
RETAINED INCOME
Balance, beginning of year........................  124,912  116,283   103,309
Net income........................................    8,310    8,629    12,974
                                                   -------- --------  --------
Balance, end of year..............................  133,222  124,912   116,283
                                                   -------- --------  --------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year........................    5,561     (222)    4,129
Change in unrealized net capital gains and losses.    4,584    5,783    (4,351)
                                                   -------- --------  --------
Balance, end of year..............................   10,145    5,561      (222)
                                                   -------- --------  --------
TOTAL SHAREHOLDER'S EQUITY........................ $325,867 $312,973  $298,561
                                                   ======== ========  ========


                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                           STATEMENTS OF CASH FLOWS

                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
                                                                         2010       2009      2008
($ IN THOUSANDS)                                                       --------  ---------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................................ $  8,310  $   8,629  $ 12,974
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
   Amortization and other non-cash items..............................    1,241        932       143
   Realized capital gains and losses..................................     (694)    (1,480)   (5,952)
   Changes in:
       Policy benefit and other insurance reserves....................    4,240     19,349    (5,052)
       Income taxes...................................................     (205)    (2,174)    2,065
       Receivable/payable to affiliates, net..........................   (9,818)   (21,280)   14,117
       Other operating assets and liabilities.........................     (943)       369   (24,195)
                                                                       --------  ---------  --------
          Net cash provided by (used in) operating activities.........    2,131      4,345    (5,900)
                                                                       --------  ---------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities........................   27,166     46,330   101,584
Collections on fixed income securities................................   38,691     35,334     7,693
Purchases of fixed income securities..................................  (71,478)  (151,234)  (64,497)
Change in short-term investments, net.................................   (3,023)    72,143   (54,347)
                                                                       --------  ---------  --------
          Net cash (used in) provided by investing activities.........   (8,644)     2,573    (9,567)
                                                                       --------  ---------  --------
NET (DECREASE) INCREASE IN CASH.......................................   (6,513)     6,918   (15,467)
CASH AT BEGINNING OF YEAR.............................................   10,063      3,145    18,612
                                                                       --------  ---------  --------
CASH AT END OF YEAR................................................... $  3,550  $  10,063  $  3,145
                                                                       ========  =========  ========


                      See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION

   The accompanying financial statements include the accounts of Lincoln Benefit Life Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   To conform to the current year presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

   The Company sells life insurance, retirement and investment products. The principal products are interest-sensitive, traditional and variable life insurance and fixed annuities including deferred and immediate.

   The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. For 2010, the top geographic locations for statutory premiums and annuity considerations were California, Florida and Texas. No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations. All statutory premiums and annuity considerations are ceded under reinsurance agreements. The Company distributes its products through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, and independent agents (including master brokerage agencies).

   The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates and credit spreads. The Company also has certain exposures to changes in equity prices in its equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with reinsurance agreements. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets. This risk arises from the Company's investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets.

   The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress from time to time considers legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress also considers proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company's products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company's and ALIC's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

   Fixed income securities include bonds, residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

   Short-term investments, including money market funds and other short-term investments, are carried at fair value.

   Investment income consists primarily of interest and is recognized on an accrual basis using the effective yield method. Interest income for certain RMBS, CMBS and ABS is determined considering estimated principal repayments obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated on a retrospective basis when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable.

   Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis.

   The Company recognizes other-than-temporary impairment losses on fixed income securities in earnings when a security's fair value is less than its amortized cost and the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of a fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income ("OCI").

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

   The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 8). Amounts reflected in the Statements of Operations and Comprehensive Income are presented net of reinsurance.

   Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

   Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

   Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

   Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

   Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed annuities are generally based on an equity index, such as the Standard & Poor's ("S&P") 500 Index.

   Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to the contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

REINSURANCE

   The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 8). Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

   Investment income earned on the assets that support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of the reinsurance agreements.

INCOME TAXES

   The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on investments. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

   The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance and life-contingent immediate annuities, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see Note 7). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.

CONTRACTHOLDER FUNDS

   Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 7). Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on variable annuity contracts.

SEPARATE ACCOUNTS

   Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

   Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The risk and associated cost of these contract guarantees are ceded to ALIC in accordance with the reinsurance agreements.

ADOPTED ACCOUNTING STANDARD

DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS

   In January 2010, the Financial Accounting Standards Board ("FASB") issued new accounting guidance which expands disclosure requirements relating to fair value measurements. The guidance adds requirements for disclosing amounts of and reasons for significant transfers into and out of Levels 1 and 2 and requires gross rather than net disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. The guidance also provides clarification that fair value measurement disclosures are required for each class of assets and liabilities. Disclosures about the valuation techniques and inputs used to measure fair value for measurements that fall in either Level 2 or Level 3 are also required. The Company adopted the provisions of the new guidance as of December 31, 2010, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, which are required for fiscal years beginning after December 15, 2010. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only; and therefore, the adoption had no impact on the Company's results of operations or financial position.

PENDING ACCOUNTING STANDARD

CONSOLIDATION ANALYSIS CONSIDERING INVESTMENTS HELD THROUGH SEPARATE ACCOUNTS

   In April 2010, the FASB issued guidance clarifying that an insurer is not required to combine interests in investments held in a qualifying separate account with its interests in the same investments held in the general account when performing a consolidation evaluation. The guidance is effective for fiscal years beginning after December 15, 2010 with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Company's results of operations or financial position.

3. RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

   The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $204.8 million, $202.9 million and $227.0 million in 2010, 2009 and 2008, respectively. Of these costs, the Company retains investment related expenses on the invested assets of the Company. All other costs are ceded to ALIC under the reinsurance agreements.

BROKER-DEALER AGREEMENTS

   The Company has a service agreement with Allstate Distributors, LLC ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $6.9 million, $4.6 million and $5.1 million in 2010, 2009 and 2008, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

   The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $8.5 million, $9.1 million and $18.4 million in 2010, 2009 and 2008, respectively, that were ceded to ALIC.

REINSURANCE

   The following table summarizes amounts that were ceded to ALIC and reported net in the Statements of Operations and Comprehensive Income under the reinsurance agreements:

                                                 2010       2009       2008
  ($ IN THOUSANDS)                            ---------- ---------- ----------
  Premiums and contract charges.............. $  782,113 $  734,369 $  691,267
  Interest credited to contractholder funds,
    contract benefits and expenses...........  1,683,487  1,621,011  1,468,505

   Reinsurance recoverables due from ALIC totaled $18.37 billion and $18.69 billion as of December 31, 2010 and 2009, respectively.

INCOME TAXES

   The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 10).

INTERCOMPANY LOAN AGREEMENT

   The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2010 and 2009.

4. INVESTMENTS

FAIR VALUES

   The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

                                                 GROSS UNREALIZED
                                       AMORTIZED ---------------   FAIR
                                         COST     GAINS   LOSSES   VALUE
     ($ IN THOUSANDS)                  --------- ------- -------  --------
     DECEMBER 31, 2010
     U.S. government and agencies..... $ 70,426  $ 3,513 $  (383) $ 73,556
     Municipal........................    2,999      177      --     3,176
     Corporate........................  154,261    9,345     (19)  163,587
     Foreign government...............    4,998       92      --     5,090
     RMBS.............................   55,376    2,429      (3)   57,802
     CMBS.............................    8,523      427     (87)    8,863
     ABS..............................    8,265      117      --     8,382
                                       --------  ------- -------  --------
        Total fixed income securities. $304,848  $16,100 $  (492) $320,456
                                       ========  ======= =======  ========
     DECEMBER 31, 2009
     U.S. government and agencies..... $ 79,982  $ 1,852 $  (283) $ 81,551
     Municipal........................    2,999       96      --     3,095
     Corporate........................  131,466    6,192     (85)  137,573
     RMBS.............................   66,326    1,733     (84)   67,975
     CMBS.............................   10,520       57    (873)    9,704
     ABS..............................    8,494       --     (49)    8,445
                                       --------  ------- -------  --------
        Total fixed income securities. $299,787  $ 9,930 $(1,374) $308,343
                                       ========  ======= =======  ========

SCHEDULED MATURITIES

   The scheduled maturities for fixed income securities are as follows as of December 31, 2010:

                                                   AMORTIZED  FAIR
                                                     COST     VALUE
           ($ IN THOUSANDS)                        --------- --------
           Due in one year or less................ $  4,501  $  4,585
           Due after one year through five years..  151,933   159,481
           Due after five years through ten years.   76,126    81,207
           Due after ten years....................    8,647     8,999
                                                   --------  --------
                                                    241,207   254,272
           RMBS and ABS...........................   63,641    66,184
                                                   --------  --------
              Total............................... $304,848  $320,456
                                                   ========  ========

   Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

NET INVESTMENT INCOME

   Net investment income for the years ended December 31 is as follows:

                                                2010     2009     2008
        ($ IN THOUSANDS)                      -------  -------  -------
        Fixed income securities.............. $12,480  $12,098  $13,302
        Short-term and other investments.....      21      107      992
                                              -------  -------  -------
           Investment income, before expense.  12,501   12,205   14,294
           Investment expense................    (434)    (422)    (354)
                                              -------  -------  -------
               Net investment income......... $12,067  $11,783  $13,940
                                              =======  =======  =======

REALIZED CAPITAL GAINS AND LOSSES

   The Company recognized net realized capital gains of $694 thousand, $1.5 million and $6.0 million in 2010, 2009 and 2008, respectively. Realized capital gains and losses in 2010 and 2009 did not include any other-than-temporary impairment losses and therefore, none were included in other comprehensive income. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2010 and 2009.

   Gross gains of $652 thousand, $1.5 million and $8.2 million were realized on sales of fixed income securities during 2010, 2009 and 2008, respectively. There were no gross losses realized on sales of fixed income securities in 2010 and 2008. Gross losses of $3 thousand were realized on sales of fixed income securities during 2009.

UNREALIZED NET CAPITAL GAINS AND LOSSES

   Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                GROSS UNREALIZED
                                                        FAIR    ---------------  UNREALIZED NET
                                                        VALUE    GAINS   LOSSES  GAINS (LOSSES)
($ IN THOUSANDS)                                       -------- ------- -------  --------------
DECEMBER 31, 2010
Fixed income securities............................... $320,456 $16,100 $  (492)    $15,608
Short-term investments................................   11,593      --      --          --
                                                                                    -------
   Unrealized net capital gains and losses, pre-tax...                               15,608
   Deferred income taxes..............................                               (5,463)
                                                                                    -------
   Unrealized net capital gains and losses, after-tax.                              $10,145
                                                                                    =======

                                                                GROSS UNREALIZED
                                                        FAIR    ---------------  UNREALIZED NET
                                                        VALUE    GAINS   LOSSES  GAINS (LOSSES)
                                                       -------- ------- -------  --------------
DECEMBER 31, 2009
Fixed income securities............................... $308,343 $ 9,930 $(1,374)    $ 8,556
Short-term investments................................    8,557      --      --          --
                                                                                    -------
   Unrealized net capital gains and losses, pre-tax...                                8,556
   Deferred income taxes..............................                               (2,995)
                                                                                    -------
   Unrealized net capital gains and losses, after-tax.                              $ 5,561
                                                                                    =======

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

   The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

                                                           2010     2009     2008
($ IN THOUSANDS)                                         -------  -------  -------
Fixed income securities................................. $ 7,052  $ 8,895  $(6,691)
Short-term investments..................................      --        2       (2)
                                                         -------  -------  -------
   Total................................................   7,052    8,897   (6,693)
Deferred income taxes...................................  (2,468)  (3,114)   2,342
                                                         -------  -------  -------
Increase (decrease) in unrealized net capital gains and
  losses................................................ $ 4,584  $ 5,783  $(4,351)
                                                         =======  =======  =======

PORTFOLIO MONITORING

   The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings.

   If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the

Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

   The Company's portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

   The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

                                  LESS THAN 12 MONTHS           12 MONTHS OR MORE
                              ---------------------------  --------------------------    TOTAL
                               NUMBER    FAIR   UNREALIZED  NUMBER   FAIR   UNREALIZED UNREALIZED
                              OF ISSUES  VALUE    LOSSES   OF ISSUES VALUE    LOSSES     LOSSES
($ IN THOUSANDS)              --------- ------- ---------- --------- ------ ---------- ----------
DECEMBER 31, 2010
U.S. government and agencies.     1     $ 9,546   $(383)      --     $   --   $  --     $  (383)
Corporate....................     1       4,968     (19)      --         --      --         (19)
RMBS.........................     3         385      (3)      --         --      --          (3)
CMBS.........................    --          --      --        1      1,916     (87)        (87)
                                 --     -------   -----       --     ------   -----     -------
   Total.....................     5     $14,899   $(405)       1     $1,916   $ (87)    $  (492)
                                 ==     =======   =====       ==     ======   =====     =======
DECEMBER 31, 2009
U.S. government and agencies.     2     $41,469   $(283)      --     $   --   $  --     $  (283)
Corporate....................     5      11,269     (71)       1      3,485     (14)        (85)
RMBS.........................     1       4,543     (84)      --         --      --         (84)
CMBS.........................     2       3,475     (27)       1      1,158    (846)       (873)
ABS..........................     1       8,445     (49)      --         --      --         (49)
                                 --     -------   -----       --     ------   -----     -------
   Total.....................    11     $69,201   $(514)       2     $4,643   $(860)    $(1,374)
                                 ==     =======   =====       ==     ======   =====     =======

   As of December 31, 2010, all of the unrealized losses are related to fixed income securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. All of the unrealized losses are related to investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available.

Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since the time of initial purchase.

   As of December 31, 2010, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

MUNICIPAL BONDS

   The principal geographic distribution of municipal bond issuers represented in the Company's municipal bond portfolio included 84% and 16% in Washington and Puerto Rico, respectively, as of December 31, 2010 and 83% and 17% in Washington and Puerto Rico, respectively, as of December 31, 2009.

CONCENTRATION OF CREDIT RISK

   As of December 31, 2010, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

OTHER INVESTMENT INFORMATION

   As of December 31, 2010, fixed income securities and short-term investments with a carrying value of $10.0 million were on deposit with regulatory authorities as required by law.

5. FAIR VALUE OF ASSETS AND LIABILITIES

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1:Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

LEVEL 2:Assets and liabilities whose values are based on the following:

       (a)Quoted prices for similar assets or liabilities in active markets;
       (b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or
       (c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

LEVEL 3:Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

   The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

   The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

   The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This relates to the Company's use of broker quotes.

   In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

SUMMARY OF SIGNIFICANT VALUATION TECHNIQUES FOR ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

LEVEL 1 MEASUREMENTS

    . FIXED INCOME SECURITIES: Comprise U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . SHORT-TERM: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

    . SEPARATE ACCOUNT ASSETS: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

LEVEL 2 MEASUREMENTS

    .  FIXED INCOME SECURITIES:

       U.S. GOVERNMENT AND AGENCIES: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

       MUNICIPAL: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

       CORPORATE, INCLUDING PRIVATELY PLACED: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

       FOREIGN GOVERNMENT: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

       RMBS--U.S. GOVERNMENT SPONSORED ENTITIES ("U.S. AGENCY"), PRIME RESIDENTIAL MORTGAGE-BACKED SECURITIES ("PRIME") AND ALT-A RESIDENTIAL MORTGAGE-BACKED SECURITIES ("ALT-A"); ABS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

       CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

    . SHORT-TERM: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

LEVEL 3 MEASUREMENTS

    .  FIXED INCOME SECURITIES:

       CORPORATE: Valued based on models that are widely accepted in the financial services industry with certain inputs to the valuation model that are significant to the valuation, but are not market observable.

       RMBS--PRIME AND ALT-A: Valued based on non-binding broker quotes.

       CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields, collateral performance and credit spreads. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain CMBS are categorized as Level 3.

       CONTRACTHOLDER FUNDS: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2010:

                                               QUOTED PRICES   SIGNIFICANT
                                                 IN ACTIVE        OTHER    SIGNIFICANT
                                                MARKETS FOR    OBSERVABLE  UNOBSERVABLE BALANCE AS OF
                                              IDENTICAL ASSETS   INPUTS       INPUTS    DECEMBER 31,
                                                 (LEVEL 1)      (LEVEL 2)   (LEVEL 3)       2010
($ IN THOUSANDS)                              ---------------- ----------- ------------ -------------
ASSETS:
Fixed income securities:
   U.S. government and agencies..............    $   31,007     $ 42,549    $      --    $   73,556
   Municipal.................................            --        3,176           --         3,176
   Corporate.................................            --      162,735          852       163,587
   Foreign government........................            --        5,090           --         5,090
   RMBS......................................            --       50,922        6,880        57,802
   CMBS......................................            --        6,947        1,916         8,863
   ABS.......................................            --        8,382           --         8,382
                                                 ----------     --------    ---------    ----------
       Total fixed income securities.........        31,007      279,801        9,648       320,456
Short-term investments.......................        11,543           50           --        11,593
Separate account assets......................     2,017,185           --           --     2,017,185
                                                 ----------     --------    ---------    ----------
       TOTAL RECURRING BASIS ASSETS..........     2,059,735      279,851        9,648     2,349,234
                                                 ----------     --------    ---------    ----------
TOTAL ASSETS AT FAIR VALUE...................    $2,059,735     $279,851    $   9,648    $2,349,234
                                                 ==========     ========    =========    ==========
% of total assets at fair value..............          87.7%        11.9%         0.4%        100.0%

LIABILITIES:
Contractholder funds:
   Derivatives embedded in life and annuity
     contracts...............................    $       --     $     --    $(494,149)   $ (494,149)
                                                 ----------     --------    ---------    ----------
TOTAL LIABILITIES AT FAIR VALUE..............    $       --     $     --    $(494,149)   $ (494,149)
                                                 ==========     ========    =========    ==========
% of total liabilities at fair value.........           -- %         -- %       100.0%        100.0%

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2009:

                                               QUOTED PRICES   SIGNIFICANT
                                                 IN ACTIVE        OTHER    SIGNIFICANT
                                                MARKETS FOR    OBSERVABLE  UNOBSERVABLE BALANCE AS OF
                                              IDENTICAL ASSETS   INPUTS       INPUTS    DECEMBER 31,
                                                 (LEVEL 1)      (LEVEL 2)   (LEVEL 3)       2009
($ IN THOUSANDS)                              ---------------- ----------- ------------ -------------
ASSETS:
Fixed income securities:
   U.S. government and agencies..............    $   29,273     $  52,278    $     --    $   81,551
   Municipal.................................            --         3,095          --         3,095
   Corporate.................................            --       136,484       1,089       137,573
   RMBS......................................            --        67,975          --        67,975
   CMBS......................................            --         8,546       1,158         9,704
   ABS.......................................            --         8,445          --         8,445
                                                 ----------     ---------    --------    ----------
       Total fixed income securities.........        29,273       276,823       2,247       308,343
Short-term investments.......................         8,507            50          --         8,557
Separate account assets......................     2,039,647            --          --     2,039,647
                                                 ----------     ---------    --------    ----------
       TOTAL RECURRING BASIS ASSETS..........     2,077,427       276,873       2,247     2,356,547
                                                 ----------     ---------    --------    ----------
TOTAL ASSETS AT FAIR VALUE...................    $2,077,427     $ 276,873    $  2,247    $2,356,547
                                                 ==========     =========    ========    ==========
% of total assets at fair value..............          88.2%         11.7%        0.1%        100.0%

LIABILITIES:
Contractholder funds:
   Derivatives embedded in life and annuity
     contracts...............................    $       --     $(199,765)   $(15,526)   $ (215,291)
                                                 ----------     ---------    --------    ----------
TOTAL LIABILITIES AT FAIR VALUE..............    $       --     $(199,765)   $(15,526)   $ (215,291)
                                                 ==========     =========    ========    ==========
% of total liabilities at fair value.........           -- %         92.8%        7.2%        100.0%

   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2010.

                                          TOTAL REALIZED AND UNREALIZED
                                          GAINS (LOSSES) INCLUDED IN:
                                          -----------------------------   PURCHASES,
                                                            OCI ON          SALES,
                            BALANCE AS OF                STATEMENT OF    ISSUANCES AND TRANSFERS  TRANSFERS BALANCE AS OF
                            DECEMBER 31,     NET          FINANCIAL      SETTLEMENTS,    INTO      OUT OF   DECEMBER 31,
                                2009      INCOME/(1)/      POSITION           NET       LEVEL 3    LEVEL 3      2010
($ IN THOUSANDS)            ------------- ----------     ------------    ------------- ---------  --------- -------------
ASSETS
Fixed income securities:
  Corporate................   $  1,089     $    (1)          $ --           $ 7,740    $      --  $ (7,976)   $     852
  RMBS.....................         --         (17)           131             9,459           --    (2,693)       6,880
  CMBS.....................      1,158          --            758                --           --        --        1,916
                              --------     -------           ----           -------    ---------  --------    ---------
   TOTAL RECURRING
    LEVEL 3 ASSETS.........   $  2,247     $   (18)          $889           $17,199    $      --  $(10,669)   $   9,648
                              ========     =======           ====           =======    =========  ========    =========
LIABILITIES
Contractholder funds:
  Derivatives embedded in
   life and annuity
   contracts...............   $(15,526)    $(4,877)          $ --           $    --    $(473,746) $     --    $(494,149)
                              --------     -------           ----           -------    ---------  --------    ---------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES....   $(15,526)    $(4,877)          $ --           $    --    $(473,476) $     --    $(494,149)
                              ========     =======           ====           =======    =========  ========    =========

--------
/(1)/The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company's independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

   There were no transfers between Level 1 and Level 2 during 2010.

   Transfers out of Level 3 during 2010, including those related to Corporate fixed income securities and RMBS, included situations where a broker quote was used in a prior period and a fair value quote became available from the Company's independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

   Transfers into Level 3 during 2010 also included derivatives embedded in equity-indexed life and annuity contracts due to refinements in the valuation modeling resulting in an increase in significance of non-market observable inputs.

   The following table provides the total gains and (losses) included in net income during 2010 for Level 3 assets still held as of December 31, 2010.

        ($ IN THOUSANDS)
        ASSETS
        Fixed income securities:
           Corporate.......................................... $    (2)
           RMBS...............................................     (11)
           CMBS...............................................      (1)
                                                               -------
               TOTAL RECURRING LEVEL 3 ASSETS................. $   (14)
                                                               =======
        LIABILITIES
        Contractholder funds:
           Derivatives embedded in life and annuity contracts. $(4,877)
                                                               -------
               TOTAL RECURRING LEVEL 3 LIABILITIES............ $(4,877)
                                                               =======

   The amounts in the table above represent losses included in net income during 2010 for the period of time that the asset was determined to be in Level
3. The amounts attributable to fixed income securities are reported in the Statements of Operations and Comprehensive Income in net investment income. The amount attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2009.

                                                                                                               TOTAL GAINS
                                            TOTAL REALIZED AND                                                   (LOSSES)
                                             UNREALIZED GAINS                                                  INCLUDED IN
                                           (LOSSES) INCLUDED IN:                                                NET INCOME
-                                         ----------------------    PURCHASES,                                FOR FINANCIAL
                                                         OCI ON       SALES,     NET TRANSFERS                 INSTRUMENTS
                            BALANCE AS OF             STATEMENT OF ISSUANCES AND    IN AND/    BALANCE AS OF STILL HELD AS OF
                            DECEMBER 31,     NET       FINANCIAL   SETTLEMENTS,    OR (OUT)    DECEMBER 31,    DECEMBER 31,
                                2008      INCOME/(1)/   POSITION        NET       OF LEVEL 3       2009         2009/(2)/
($ IN THOUSANDS)            ------------- ----------  ------------ ------------- ------------- ------------- ----------------
ASSETS
Fixed income securities:
  Corporate................   $  1,307     $    (2)       $ 96        $  (216)       $(96)       $  1,089        $    (2)
  CMBS.....................         --          --         535             --         623           1,158             --
  ABS......................      6,002         288         (19)        (6,271)         --              --             --
                              --------     -------        ----        -------        ----        --------        -------
   TOTAL RECURRING
    LEVEL 3 ASSETS.........   $  7,309     $   286        $612        $(6,487)       $527        $  2,247        $    (2)
                              ========     =======        ====        =======        ====        ========        =======
LIABILITIES
Contractholder funds:
  Derivatives embedded in
   life and annuity
   contracts...............   $(36,544)    $19,984        $ --        $ 1,034        $ --        $(15,526)       $19,984
                              --------     -------        ----        -------        ----        --------        -------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES....   $(36,544)    $19,984        $ --        $ 1,034        $ --        $(15,526)       $19,984
                              ========     =======        ====        =======        ====        ========        =======

--------
/(1)/The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as follows: $288 thousand in realized capital gains and losses and $(2) thousand in net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.
/(2)/The amount above attributable to fixed income securities is reported as a component of net investment income in the Statements of Operations and Comprehensive Income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2008.

                                                                                                            TOTAL GAINS
                                                     TOTAL REALIZED AND                                       (LOSSES)
                                                   UNREALIZED GAINS (LOSSES)                                INCLUDED IN
                                                        INCLUDED IN:                                         NET INCOME
                                                   ------------------------    PURCHASES,                  FOR FINANCIAL
                                                                   OCI ON        SALES,                     INSTRUMENTS
                                     BALANCE AS OF              STATEMENT OF  ISSUANCES AND BALANCE AS OF STILL HELD AS OF
                                      JANUARY 1,      NET        FINANCIAL    SETTLEMENTS,  DECEMBER 31,    DECEMBER 31,
                                         2008      INCOME/(1)/    POSITION         NET          2008         2008/(2)/
($ IN THOUSANDS)                     ------------- ----------   ------------  ------------- ------------- ----------------
ASSETS
Fixed income securities:
  Corporate.........................    $ 1,500     $     (1)      $  --         $  (192)     $  1,307        $     (2)
  ABS...............................     10,484          181        (434)         (4,229)        6,002              (1)
                                        -------     --------       -----         -------      --------        --------
   TOTAL RECURRING LEVEL 3 ASSETS...    $11,984     $    180       $(434)        $(4,421)     $  7,309        $     (3)
                                        =======     ========       =====         =======      ========        ========
LIABILITIES
Contractholder funds:
  Derivatives embedded in life and
   annuity contracts................    $  (256)    $(36,498)      $  --         $   210      $(36,544)       $(36,498)
                                        -------     --------       -----         -------      --------        --------
   TOTAL RECURRING LEVEL 3
    LIABILITIES.....................    $  (256)    $(36,498)      $  --         $   210      $(36,544)       $(36,498)
                                        =======     ========       =====         =======      ========        ========

--------
/(1)/The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as follows: $185 thousand in realized capital gains and losses and $(5) thousand in net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.
/(2)/The amount above attributable to fixed income securities is reported as a component of net investment income in the Statements of Operations and Comprehensive Income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   As of December 31, 2010 and 2009, financial instruments not carried at fair value included contractholder funds on investment contracts. The carrying value and fair value of contractholder funds on investment contracts were $12.69 billion and $11.66 billion, respectively, as of December 31, 2010 and were $13.64 billion and $12.64 billion, respectively, as of December 31, 2009.

   The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company's own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk.

6. DERIVATIVE FINANCIAL INSTRUMENTS

   The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company does not use derivatives for trading purposes. The Company's embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders; and guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts.

   The following table provides a summary of the volume and fair value positions of embedded derivative financial instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2010. None of these derivatives are designated as accounting hedging instruments.

                                                                    VOLUME -     FAIR
                                                                    NOTIONAL    VALUE,   GROSS   GROSS
                                           BALANCE SHEET LOCATION    AMOUNT      NET     ASSET LIABILITY
($ IN THOUSANDS)                           ----------------------  ---------- ---------  ----- ---------
Equity index and forward starting options
  in life and annuity product contracts... Contractholder funds    $4,351,559 $(473,746)  $--  $(473,746)
Guaranteed accumulation benefits.......... Contractholder funds       228,195   (18,422)   --    (18,422)
Guaranteed withdrawal benefits............ Contractholder funds        32,473    (1,981)   --     (1,981)
                                                                   ---------- ---------   ---  ---------
TOTAL DERIVATIVES.........................                         $4,612,227 $(494,149)  $--  $(494,149)
                                                                   ========== =========   ===  =========

   The following table provides a summary of the volume and fair value positions of embedded derivative financial instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2009. None of these derivatives are designated as accounting hedging instruments.

                                                                    VOLUME -     FAIR
                                                                    NOTIONAL    VALUE,   GROSS   GROSS
                                           BALANCE SHEET LOCATION    AMOUNT      NET     ASSET LIABILITY
($ IN THOUSANDS)                           ----------------------  ---------- ---------  ----- ---------
Equity index and forward starting options
  in life and annuity product contracts... Contractholder funds    $4,018,238 $(199,765)  $--  $(199,765)
Guaranteed accumulation benefits.......... Contractholder funds       237,005   (13,690)   --    (13,690)
Guaranteed withdrawal benefits............ Contractholder funds        37,835    (1,836)   --     (1,836)
                                                                   ---------- ---------   ---  ---------
TOTAL DERIVATIVES.........................                         $4,293,078 $(215,291)  $--  $(215,291)
                                                                   ========== =========   ===  =========

   For the year ended December 31, 2010 gains and losses from valuation and settlements on embedded derivative financial instruments recorded in interest credited to contractholder funds and contract benefits were $31.0 million and $(4.9) million, respectively, which in turn were ceded to ALIC. For the year ended December 31, 2009 gains and losses from valuation and settlements on embedded derivative financial instruments recorded in interest credited to contractholder funds and contract benefits were $(166.3) million and $21.0 million, respectively, which in turn were ceded to ALIC.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

   There were no off-balance-sheet financial instruments as of December 31, 2010 or 2009.

7. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

   As of December 31, the reserve for life-contingent contract benefits consists of the following:

                                                        2010       2009
     ($ IN THOUSANDS)                                ---------- ----------
     Traditional life insurance..................... $1,363,098 $1,280,461
     Immediate fixed annuities......................    680,467    686,057
     Accident and health insurance..................    961,030    831,211
     Other..........................................      6,722      7,658
                                                     ---------- ----------
        Total reserve for life-contingent contract
          benefits.................................. $3,011,317 $2,805,387
                                                     ========== ==========

   The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

        PRODUCT                    MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------------------------   ------------------------  ------------------------  ------------------------
Traditional life            Actual company            Interest rate             Net level premium
insurance                   experience plus loading   assumptions range from    reserve method using the
                                                      4.0% to 8.0%              Company's withdrawal
                                                                                experience rates

Immediate fixed annuities   1983 individual annuity   Interest rate             Present value of
                            mortality table with      assumptions range from    expected future benefits
                            internal modifications;   1.2% to 8.8%              based on historical
                            1983 individual annuity                             experience
                            mortality table; Annuity
                            2000 mortality table
                            with internal
                            modifications

Accident and health         Actual company                                      Unearned premium;
insurance                   experience plus loading                             additional contract
                                                                                reserves for mortality
                                                                                risk

Other:

   Variable annuity         100% of Annuity 2000      Interest rate             Projected benefit ratio
   guaranteed minimum       mortality table           assumptions range from    applied to cumulative
   death benefits                                     4.2% to 5.2%              assessments

   As of December 31, contractholder funds consist of the following:

                                                   2010        2009
         ($ IN THOUSANDS)                       ----------- -----------
         Interest-sensitive life insurance..... $ 4,314,502 $ 3,844,319
         Investment contracts:
            Fixed annuities....................  12,728,648  13,675,700
            Other investment contracts.........     203,921     113,008
                                                ----------- -----------
                Total contractholder funds..... $17,247,071 $17,633,027
                                                =========== ===========

   The following table highlights the key contract provisions relating to contractholder funds:

               PRODUCT                               INTEREST RATE                WITHDRAWAL/SURRENDER CHARGES
-------------------------------------    -------------------------------------  ----------------------------------
Interest-sensitive life insurance        Interest rates credited range from 0%  Either a percentage of account
                                         to 11.5% for equity-indexed life       balance or dollar amount
                                         (whose returns are indexed to the S&P  grading off generally over 20
                                         500) and 2.7% to 6.0% for all other    years
                                         products

Fixed annuities                          Interest rates credited range from 0%  Either a declining or a level
                                         to 8.8% for immediate annuities; 0%    percentage charge generally
                                         to 14.0% for equity-indexed annuities  over nine years or less.
                                         (whose returns are indexed to the S&P  Additionally, approximately
                                         500); and 1.0% to 8.5% for all other   19.0% of fixed annuities are
                                         products                               subject to market value
                                                                                adjustment for discretionary
                                                                                withdrawals.

Other investment contracts:

   Guaranteed minimum income,            Interest rates used in establishing    Withdrawal and surrender
   accumulation and withdrawal           reserves range from 1.8% to 10.3%      charges are based on the terms
   benefits on variable annuities and                                           of the related interest-sensitive
   secondary guarantees on                                                      life insurance or fixed annuity
   interest-sensitive life insurance                                            contract.
   and fixed annuities

   Contractholder funds activity for the years ended December 31 is as follows:

                                                  2010         2009
        ($ IN THOUSANDS)                      -----------  -----------
        Balance, beginning of year........... $17,633,027  $17,787,376
        Deposits.............................   1,521,086    1,751,516
        Interest credited....................     743,075      821,046
        Benefits.............................    (504,789)    (523,905)
        Surrenders and partial withdrawals...  (1,811,355)  (1,826,122)
        Contract charges.....................    (471,729)    (417,398)
        Net transfers from separate accounts.      18,788       14,400
        Other adjustments....................     118,968       26,114
                                              -----------  -----------
        Balance, end of year................. $17,247,071  $17,633,027
                                              ===========  ===========

   The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                              DECEMBER 31,
                                                           -------------------
                                                             2010      2009
  ($ IN MILLIONS)                                          --------- ---------
  IN THE EVENT OF DEATH
     Separate account value............................... $ 1,318.1 $ 1,405.4
     Net amount at risk/(1)/.............................. $   126.3 $   213.1
     Average attained age of contractholders..............  57 years  57 years

  AT ANNUITIZATION (INCLUDES INCOME BENEFIT GUARANTEES)
     Separate account value............................... $   252.8 $   263.7
     Net amount at risk/(2)/.............................. $    40.9 $    75.9
     Weighted average waiting period until annuitization
       options available..................................   3 years   3 years

  FOR CUMULATIVE PERIODIC WITHDRAWALS
     Separate account value............................... $    33.1 $    37.8
     Net amount at risk/(3)/.............................. $     0.3 $     0.6

  ACCUMULATION AT SPECIFIED DATES
     Separate account value............................... $   233.7 $   236.8
     Net amount at risk/(4)/.............................. $    18.9 $    26.9
     Weighted average waiting period until guarantee
       date...............................................   9 years  10 years

--------
/(1)/Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date. /(2)/Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
/(3)/Defined as the estimated current guaranteed minimum withdrawal balance
     (initial deposit) in excess of the current account balance as of the balance sheet date.
/(4)/Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

   As of December 31, 2010, liabilities for guarantees included reserves for variable annuity death benefits of $6.7 million, variable annuity income benefits of $19.8 million, variable annuity accumulation benefits of $18.4 million, variable annuity withdrawal benefits of $2.0 million and interest-sensitive life and fixed annuity guarantees of $163.7 million. As of December 31, 2009, liabilities for guarantees included reserves for variable annuity death benefits of $7.7 million, variable annuity income benefits of $24.7 million, variable annuity accumulation benefits of $13.7 million, variable annuity withdrawal benefits of $1.8 million and interest-sensitive life and fixed annuity guarantees of $72.8 million.

8. REINSURANCE

   The Company has reinsurance agreements under which it reinsures all of its business to ALIC or other non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

   As of December 31, 2010, 90.6% of the total reinsurance recoverables were related to ALIC and 9.4% were related to non-affiliated reinsurers. At both December 31, 2010 and 2009, 97% of the Company's non-affiliated reinsurance recoverables are due from companies rated A or better by S&P.

   The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

                                             2010        2009        2008
   ($ IN THOUSANDS)                       ----------  ----------  ----------
   PREMIUMS AND CONTRACT CHARGES
   Direct................................ $1,228,272  $1,194,526  $1,138,747
   Assumed...............................      7,465       7,849       8,576
   Ceded:
      Affiliate..........................   (782,113)   (734,369)   (691,267)
      Non-affiliate......................   (453,624)   (468,006)   (456,056)
                                          ----------  ----------  ----------
   Premiums and contract charges, net of
     reinsurance......................... $       --  $       --  $       --
                                          ==========  ==========  ==========

   The effects of reinsurance on interest credited to contractholder funds, contract benefits and expenses for the years ended December 31 are as follows:

                                                2010         2009         2008
($ IN THOUSANDS)                            -----------  -----------  -----------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS,
  CONTRACT BENEFITS AND EXPENSES
Direct..................................... $ 2,186,031  $ 2,159,262  $ 2,065,299
Assumed....................................       8,153       11,101        8,922
Ceded:
   Affiliate...............................  (1,683,487)  (1,621,011)  (1,468,505)
   Non-affiliate...........................    (510,697)    (549,352)    (605,716)
                                            -----------  -----------  -----------
Interest credited to contractholder funds,
  contract benefits and expenses, net of
  reinsurance.............................. $        --  $        --  $        --
                                            ===========  ===========  ===========

9. GUARANTEES AND CONTINGENT LIABILITIES

GUARANTEES

   In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

   The aggregate liability balance related to all guarantees was not material as of December 31, 2010.

REGULATION AND COMPLIANCE

   The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

BACKGROUND

   The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

    . These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard, or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation, or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

    . The outcome of these matters may be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities. The outcome may also be affected by future state or federal legislation, the timing or substance of which cannot be predicted.

    . In the lawsuits, plaintiffs seek a variety of remedies which may include equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought may include punitive or treble damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. When specific monetary demands are made, they are often set just below a state court jurisdictional limit in order to seek the maximum amount available in state court, regardless of the specifics of the case, while still avoiding the risk of removal to federal court. In the Company's experience, monetary demands in pleadings bear little relation to the ultimate loss, if any, to the Company.

    . In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

    . For the reasons specified above, it is not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

    . Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved, if any, and may be material to the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

   Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

   AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

    . These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the U.S. Court of Appeals for the Third Circuit ("Third Circuit") issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's summary judgment motions, remanded the cases to the trial court for additional discovery, and directed that the cases be reassigned to another trial court judge. In January 2010, the cases were assigned to a new judge for further proceedings in the trial court.

    . A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's motion to dismiss the case, remanded the case to the trial court for additional discovery, and directed that the case be reassigned to another trial court judge. In January 2010, the case was assigned to a new judge for further proceedings in the trial court.

   In these agency program reorganization matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

OTHER MATTERS

   Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are pending from time to time that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable. However, based on information currently known to it and the existence of the reinsurance agreements with ALIC, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, if any, as they are resolved over time, is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

10. INCOME TAXES

   The Company joins the Corporation and its other domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also has a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

   The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2007 and 2008 federal income tax returns. The IRS has completed its examination of the Allstate Group's federal income tax returns through 2006 and the statute of limitations has expired on years prior to 2005. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

   The Company had no liability for unrecognized tax benefits as of December 31, 2010 or 2009, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

   The components of the deferred income tax assets and liabilities as of December 31 are as follows:

                                                       2010     2009
          ($ IN THOUSANDS)                           -------  -------
          DEFERRED ASSETS
          Tax credit carryforward................... $     7  $    --
                                                     -------  -------
             Total deferred assets..................       7       --
                                                     -------  -------
          DEFERRED LIABILITIES
             Unrealized net capital gains...........  (5,463)  (2,995)
             Other liabilities......................    (377)    (305)
                                                     -------  -------
                 Total deferred liabilities.........  (5,840)  (3,300)
                                                     -------  -------
                    Net deferred liabilities........ $(5,833) $(3,300)
                                                     =======  =======

   Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

   The components of income tax expense for the years ended December 31 are as follows:

                                             2010   2009   2008
               ($ IN THOUSANDS)             ------ ------ ------
               Current..................... $4,386 $4,447 $7,054
               Deferred....................     65    187   (136)
                                            ------ ------ ------
                  Total income tax expense. $4,451 $4,634 $6,918
                                            ====== ====== ======

   As of December 31, 2010, the Company has tax credit carryforwards of $7 thousand which will be available to offset future tax liabilities. These carryforwards will expire at the end of 2029 and 2030.

   The Company paid income taxes of $4.7 million, $6.8 million and $4.9 million in 2010, 2009 and 2008, respectively.

   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                 2010  2009  2008
                                                 ----  ----  ----
              Statutory federal income tax rate. 35.0% 35.0% 35.0%
              Other............................. (0.1) (0.1) (0.2)
                                                 ----  ----  ----
              Effective income tax rate......... 34.9% 34.9% 34.8%
                                                 ====  ====  ====

11. STATUTORY FINANCIAL INFORMATION

   The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner.

   Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

   Statutory net income for 2010, 2009, and 2008 was $8.7 million, $8.5 million and $7.8 million, respectively. Statutory capital and surplus was $310.8 million and $306.0 million as of December 31, 2010 and 2009, respectively.

DIVIDENDS

   The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can pay during 2011 without prior approval of the Nebraska Department of Insurance is $31.1 million. The Company did not pay any dividends in 2010.

12. OTHER COMPREHENSIVE INCOME

   The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

                                                                                   2010
                                                                        --------------------------
                                                                        PRE-TAX    TAX    AFTER-TAX
($ IN THOUSANDS)                                                        -------  -------  ---------
Unrealized net holding gains arising during the period................. $ 7,746  $(2,711)  $ 5,035
Less: reclassification adjustment of realized capital gains and losses.     694     (243)      451
                                                                        -------  -------   -------
Unrealized net capital gains and losses................................   7,052   (2,468)    4,584
                                                                        -------  -------   -------
Other comprehensive income............................................. $ 7,052  $(2,468)  $ 4,584
                                                                        =======  =======   =======

                                                                                   2009
                                                                        --------------------------
                                                                        PRE-TAX    TAX    AFTER-TAX
                                                                        -------  -------  ---------
Unrealized net holding gains arising during the period................. $10,135  $(3,547)  $ 6,588
Less: reclassification adjustment of realized capital gains and losses.   1,238     (433)      805
                                                                        -------  -------   -------
Unrealized net capital gains and losses................................   8,897   (3,114)    5,783
                                                                        -------  -------   -------
Other comprehensive income............................................. $ 8,897  $(3,114)  $ 5,783
                                                                        =======  =======   =======

                                                                                   2008
                                                                        --------------------------
                                                                        PRE-TAX    TAX    AFTER-TAX
                                                                        -------  -------  ---------
Unrealized net holding losses arising during the period................ $(3,078) $ 1,077   $(2,001)
Less: reclassification adjustment of realized capital gains and losses.   3,615   (1,265)    2,350
                                                                        -------  -------   -------
Unrealized net capital gains and losses................................  (6,693)   2,342    (4,351)
                                                                        -------  -------   -------
Other comprehensive loss............................................... $(6,693) $ 2,342   $(4,351)
                                                                        =======  =======   =======

                         LINCOLN BENEFIT LIFE COMPANY

                      SCHEDULE I--SUMMARY OF INVESTMENTS
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2010

                                                                                              AMOUNT AT
                                                                                                WHICH
                                                                                              SHOWN IN
                                                                          AMORTIZED  FAIR    THE BALANCE
                                                                            COST     VALUE      SHEET
($ IN THOUSANDS)                                                          --------- -------- -----------
TYPE OF INVESTMENT
Fixed maturities:
   Bonds:
       United States government, government agencies and authorities..... $ 70,426  $ 73,556  $ 73,556
       States, municipalities and political subdivisions.................    2,999     3,176     3,176
       Foreign governments...............................................    4,998     5,090     5,090
       Public utilities..................................................   14,013    15,063    15,063
       All other corporate bonds.........................................  140,248   148,524   148,524
   Asset-backed securities...............................................    8,265     8,382     8,382
   Residential mortgage-backed securities................................   55,376    57,802    57,802
   Commercial mortgage-backed securities.................................    8,523     8,863     8,863
                                                                          --------  --------  --------
       Total fixed maturities............................................  304,848   320,456   320,456
Short-term investments...................................................   11,593    11,593    11,593
                                                                          --------  --------  --------
       Total investments................................................. $316,441  $332,049  $332,049
                                                                          ========  ========  ========

                         LINCOLN BENEFIT LIFE COMPANY

                           SCHEDULE IV--REINSURANCE

                                                                                PERCENTAGE
                                                 CEDED TO      ASSUMED          OF AMOUNT
                                     GROSS         OTHER      FROM OTHER  NET    ASSUMED
                                     AMOUNT    COMPANIES/(1)/ COMPANIES  AMOUNT   TO NET
($ IN THOUSANDS)                  ------------ -------------  ---------- ------ ----------
YEAR ENDED DECEMBER 31, 2010
Life insurance in force.......... $358,242,997 $364,544,022   $6,301,025  $--      -- %
                                  ============ ============   ==========  ===
Premiums and contract charges:
   Life and annuities............ $  1,111,971 $  1,119,436   $    7,465  $--      -- %
   Accident and health insurance.      116,301      116,301           --   --      -- %
                                  ------------ ------------   ----------  ---
                                  $  1,228,272 $  1,235,737   $    7,465  $--      -- %
                                  ============ ============   ==========  ===
YEAR ENDED DECEMBER 31, 2009
Life insurance in force.......... $349,952,260 $356,581,252   $6,628,992  $--      -- %
                                  ============ ============   ==========  ===
Premiums and contract charges:
   Life and annuities............ $  1,072,840 $  1,080,689   $    7,849  $--      -- %
   Accident and health insurance.      121,686      121,686           --   --      -- %
                                  ------------ ------------   ----------  ---
                                  $  1,194,526 $  1,202,375   $    7,849  $--      -- %
                                  ============ ============   ==========  ===
YEAR ENDED DECEMBER 31, 2008
Life insurance in force.......... $337,177,898 $344,250,029   $7,072,131  $--      -- %
                                  ============ ============   ==========  ===
Premiums and contract charges:
   Life and annuities............ $  1,017,339 $  1,025,915   $    8,576  $--      -- %
   Accident and health insurance.      121,408      121,408           --   --      -- %
                                  ------------ ------------   ----------  ---
                                  $  1,138,747 $  1,147,323   $    8,576  $--      -- %
                                  ============ ============   ==========  ===

--------
/(1)/No reinsurance or coinsurance income was netted against premiums ceded in 2010, 2009 and 2008.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company
Lincoln, NE

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2010 and 2009, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2010. Our audits also included
Schedule I--Summary of Investments--Other than Investments in Related Parties and Schedule IV--Reinsurance. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I--Summary of Investments--Other than Investments in Related Parties and Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 11, 2011

ITEM 11(F).SELECTED FINANCIAL DATA

                         LINCOLN BENEFIT LIFE COMPANY

                   5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

                                         2010        2009        2008         2007         2006
($ IN THOUSANDS)                      ----------- ----------- ----------- -----------  -----------
OPERATING RESULTS
Net investment income................ $    12,067 $    11,783 $    13,940 $    14,257  $    13,948
Realized capital gains and losses....         694       1,480       5,952        (417)      (1,255)
Total revenues.......................      12,761      13,263      19,892      13,840       12,693
Net income...........................       8,310       8,629      12,974       9,005        8,260

FINANCIAL POSITION
Investments.......................... $   332,049 $   316,900 $   310,031 $   301,201  $   276,322
Total assets.........................  22,729,575  22,932,908  22,655,371  23,700,007   23,862,919
Reserve for life-contingent contract
  benefits and contractholder
  funds..............................  20,258,388  20,438,414  20,368,562  20,169,001   20,322,077
Shareholder's equity.................     325,867     312,973     298,561     289,938      276,626

ITEM 11(H).MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
           RESULTS OF OPERATIONS

OVERVIEW

   The following discussion highlights significant factors influencing the financial position and results of operations of Lincoln Benefit Life Company (referred to in this document as "we", "Lincoln Benefit", "our", "us" or the "Company"). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

   The most important factors we monitor to evaluate the financial condition and performance of our company include:

    . For operations: premiums and contract charges ceded to ALIC, and invested assets;

    . For investments: credit quality/experience, realized capital gains and losses, investment income, unrealized capital gains and losses, stability of long-term returns, cash flows and asset duration; and

    . For financial condition: financial strength ratings and capital positions.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

    .  Fair value of financial assets

    .  Impairment of fixed income securities

   In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

   A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a complete summary of our significant accounting policies, see Note 2 of the financial statements.

   FAIR VALUE OF FINANCIAL ASSETS Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We categorize our financial assets measured at fair value into a three-level hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1:Financial asset values are based on unadjusted quoted prices for identical assets in an active market that we can access.

LEVEL 2:Financial asset values are based on the following:

       (a)Quoted prices for similar assets in active markets;

       (b)Quoted prices for identical or similar assets in markets that are not active; or

       (c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

LEVEL 3:Financial asset values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect our estimates of the assumptions that market participants would use in valuing the financial assets.

   Observable inputs are inputs that reflect the assumptions market participants would use in valuing financial assets that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect our estimates of the assumptions market participants would use in valuing financial assets and are developed based on the best information available in the circumstances. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information.

   We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We gain assurance on the overall reasonableness and consistent application of valuation input assumptions, valuation methodologies and compliance with accounting standards for fair value determination through the execution of various processes and controls designed to ensure that our financial assets are appropriately valued. We monitor fair values received from third parties and those derived internally on an ongoing basis.

   We employ independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.

   Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual securities for which a fair value has been requested under the terms of our agreements. For certain security types, fair values are derived from the valuation service providers' proprietary valuation models. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

   For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

   The fair value of certain financial assets, including privately placed corporate fixed income securities, for which our valuation service providers or brokers do not provide fair value determinations, is determined using valuation methods and models widely accepted in the financial services industry. Internally developed valuation models, which include inputs that may not be market observable and as such involve some degree of judgment, are considered appropriate for each class of security to which they are applied.

   Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities, published credit spreads, and other applicable market data. Additional inputs that are used include internally-derived assumptions such as liquidity premium and credit ratings, as well as instrument-specific characteristics that include, but are not limited to, coupon rate, expected cash flows, sector of the issuer, and call provisions. Our internally assigned credit ratings are developed at a more detailed level than externally published ratings and allow for a more precise match of these ratings to other market observable valuation inputs, such as credit and sector spreads, when performing these valuations. Due to the existence of non-market observable inputs, such as liquidity premiums, judgment is required in developing these fair values. As a result, the fair value of these financial assets may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets' fair values.

   For the majority of our financial assets measured at fair value, all significant inputs are based on market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

   We believe our most significant exposure to changes in fair value is due to market risk. Our exposure to changes in market conditions is discussed fully in the Market Risk section of the MD&A.

   We employ specific control processes to determine the reasonableness of the fair values of our financial assets. Our processes are designed to ensure that the values received or internally estimated are accurately recorded and that the data inputs and the valuation techniques utilized are appropriate, consistently applied, and that the assumptions are reasonable and consistent with the objective of determining fair value. For example, on a continuing basis, we assess the reasonableness of individual security values received from valuation service providers and those derived from internal models that exceed certain thresholds as compared to previous values received from those valuation service providers or derived from internal models. In addition, we may validate the reasonableness of fair value by comparing information obtained from our valuation service providers to other third party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal pricing models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

   We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal pricing model. As of December 31, 2010 and 2009, we did not alter fair values provided by our valuation service providers or brokers or substitute them with an internal pricing model.

   The following table identifies fixed income and short-term investments as of December 31, 2010 by source of value determination:

                                                       FAIR    PERCENT
                                                       VALUE   TO TOTAL
        ($ IN THOUSANDS)                              -------- --------
        Fair value based on internal sources......... $ 12,444    3.7%
        Fair value based on external sources/(1)/....  319,605   96.3
                                                      --------  -----
        Total........................................ $332,049  100.0%
                                                      ========  =====

--------
/(1)/Includes $6.9 million that are valued using broker quotes.

   For more detailed information on our accounting policy for the fair value of financial assets and the financial assets by level in the fair value hierarchy, see Notes 2 and 5 of the financial statements.

   IMPAIRMENT OF FIXED INCOME SECURITIES For fixed income securities classified as available for sale, the difference between fair value and amortized cost, net of deferred income taxes, is reported as a component of accumulated other comprehensive income on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings.

   If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

   Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecasted or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer's ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in changes to management's intent to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder's equity, since our securities are designated as available for sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes, would already be reflected as a component of accumulated other comprehensive income in shareholder's equity.

   The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluation of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts presented within the financial statements.

   For additional detail on investment impairments, see Note 4 of the financial statements.

OPERATIONS

   OVERVIEW AND STRATEGY We are a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a wholly owned subsidiary of Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the "Corporation"). We provide life insurance, retirement and investment products. Our products include interest-sensitive, traditional and variable life insurance and fixed annuities such as deferred and immediate annuities. Our products are sold through multiple distribution channels including Allstate exclusive agencies, which include exclusive financial specialists, and independent agents (including master brokerage agencies).

   NET INCOME Net income for the years ended December 31 is presented in the following table:

                                              2010     2009     2008
         ($ IN THOUSANDS)                   -------  -------  -------
         Net investment income............. $12,067  $11,783  $13,940
         Realized capital gains and losses.     694    1,480    5,952
         Income tax expense................  (4,451)  (4,634)  (6,918)
                                            -------  -------  -------
         Net income........................ $ 8,310  $ 8,629  $12,974
                                            =======  =======  =======

   We have reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and other non-affiliated reinsurers, and are reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Our results of operations include net investment income and realized capital gains and losses recognized in connection with the assets that are not transferred under the reinsurance agreements.

   NET INCOME decreased 3.7% in 2010 compared to 2009 and 33.5% in 2009 compared to 2008. The decrease in 2010 was due to lower net realized capital gains. The decrease in 2009 was due to lower net realized capital gains and lower net investment income.

   INCOME TAX EXPENSE decreased 3.9% in 2010 compared to 2009 and 33.0% in 2009 compared to 2008. These changes were due to the proportional change in the income on which the income tax expense was determined.

   FINANCIAL POSITION The financial position for the years ended December 31 is presented in the following table:

                                                       2010        2009
     ($ IN THOUSANDS)                               ----------- -----------
     Fixed income securities/(1)/.................. $   320,456 $   308,343
     Short-term/(2)/...............................      11,593       8,557
                                                    ----------- -----------
        Total investments.......................... $   332,049 $   316,900
                                                    =========== ===========
     Cash.......................................... $     3,550 $    10,063
     Reinsurance recoverable from ALIC.............  18,365,058  18,689,074
     Reinsurance recoverable from non-affiliates...   1,906,574   1,766,824
     Contractholder funds..........................  17,247,071  17,633,027
     Reserve for life-contingent contract benefits.   3,011,317   2,805,387
     Separate accounts assets and liabilities......   2,017,185   2,039,647

--------
/(1)/Fixed income securities are carried at fair value. Amortized cost basis for these securities was $304.8 million and $299.8 million as of December 31, 2010 and 2009, respectively.
/(2)/Short-term investments are carried at fair value. Amortized cost basis for these securities was $11.6 million and $8.6 million as of December 31, 2010 and 2009, respectively.

   Total investments increased to $332.0 million as of December 31, 2010 from $316.9 million as of December 31, 2009 primarily due to purchases of fixed income securities and increased net unrealized capital gains on fixed income securities.

   FIXED INCOME SECURITIES by type are listed in the table below.

                                                          PERCENT TO                    PERCENT TO
                                        FAIR VALUE AS OF     TOTAL    FAIR VALUE AS OF     TOTAL
                                        DECEMBER 31, 2010 INVESTMENTS DECEMBER 31, 2009 INVESTMENTS
($ IN THOUSANDS)                        ----------------- ----------- ----------------- -----------
U.S. government and agencies...........     $ 73,556         22.1%        $ 81,551         25.7%
Municipal..............................        3,176          1.0            3,095          1.0
Corporate..............................      163,587         49.3          137,573         43.4
Foreign government.....................        5,090          1.5               --           --
Residential mortgage-backed securities
  ("RMBS").............................       57,802         17.4           67,975         21.4
Commercial mortgage-backed securities
  ("CMBS").............................        8,863          2.7            9,704          3.1
Asset-backed securities ("ABS")........        8,382          2.5            8,445          2.7
                                            --------         ----         --------         ----
Total fixed income securities..........     $320,456         96.5%        $308,343         97.3%
                                            ========         ====         ========         ====

   As of December 31, 2010, all of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch, Dominion, or Realpoint, a rating of aaa, aa, a, or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available.

   The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit rating as of December 31, 2010.

                                                AAA                  AA                   A
                                        -------------------- ------------------  --------------------
                                         FAIR    UNREALIZED   FAIR   UNREALIZED   FAIR    UNREALIZED
                                         VALUE   GAIN/(LOSS)  VALUE  GAIN/(LOSS)  VALUE   GAIN/(LOSS)
($ IN THOUSANDS)                        -------- ----------- ------- ----------- -------- -----------
U.S. government and agencies........... $ 73,556   $3,130    $    --   $   --    $     --   $   --

Municipal
   Tax exempt..........................       --       --        509        9          --       --
   Taxable.............................       --       --      2,667      168          --       --

Corporate
   Public..............................    3,094       99     32,761    1,740     102,130    6,641
   Privately placed....................    5,079       79     15,824      639          --       --

Foreign government.....................       --       --      5,090       92          --       --

RMBS
   U.S. government sponsored entities
     ("U.S. Agency")...................   48,133    2,292         --       --          --       --
   Prime residential mortgage-backed
     securities ("Prime")..............    2,789        5         --       --       4,180       77
   Alt-A residential mortgage-backed...
   securities ("Alt-A")................       --       --         --       --       2,700       52

CMBS...................................    6,947      427      1,916      (87)         --       --

ABS....................................       --       --      8,382      117          --       --
                                        --------   ------    -------   ------    --------   ------
Total fixed income securities.......... $139,598   $6,032    $67,149   $2,678    $109,010   $6,770
                                        ========   ======    =======   ======    ========   ======

                                           BAA                TOTAL
                                    ------------------ --------------------
                                    FAIR   UNREALIZED   FAIR    UNREALIZED
                                    VALUE  GAIN/(LOSS)  VALUE   GAIN/(LOSS)
                                    ------ ----------- -------- -----------
     U.S. government and agencies.. $   --    $ --     $ 73,556   $ 3,130

     Municipal
        Tax exempt.................     --      --          509         9
        Taxable....................     --      --        2,667       168

     Corporate
        Public.....................  4,699     128      142,684     8,608
        Privately placed...........     --      --       20,903       718

     Foreign government............     --      --        5,090        92

     RMBS
        U.S. Agency................     --      --       48,133     2,292
        Prime......................     --      --        6,969        82
        Alt-A......................     --      --        2,700        52

     CMBS..........................     --      --        8,863       340

     ABS...........................     --      --        8,382       117
                                    ------    ----     --------   -------
     Total fixed income securities. $4,699    $128     $320,456   $15,608
                                    ======    ====     ========   =======

   RMBS, CMBS AND ABS are structured securities that are primarily collateralized by residential and commercial real estate loans and other consumer or corporate borrowings. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a "class", qualifies for a specific original rating. For example, the "senior" portion or "top" of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings. The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral can have fixed interest rates, variable interest rates (such as adjustable rate mortgages ("ARM")) or may contain features of both fixed and variable rate mortgages.

   RMBS, including U.S. Agency, Prime and Alt-A, totaled $57.8 million, with 100% rated investment grade, as of December 31, 2010. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to significant prepayment risk from the underlying residential mortgage loans. The credit risk associated with our RMBS portfolio is mitigated due to the fact that 83.3% of the portfolio consists of securities that were issued by or have underlying collateral guaranteed by U.S. government agencies.

   CMBS totaled $8.9 million, with 100% rated investment grade, as of December 31, 2010. The CMBS portfolio is subject to credit risk, but unlike certain other structured securities, is generally not subject to prepayment risk due to protections within the underlying commercial mortgage loans. All of the CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.

   ABS totaled $8.4 million, with 100% rated investment grade, as of December 31, 2010. Credit risk is managed by monitoring the performance of the underlying collateral. Many of the securities in the ABS portfolio have credit enhancement with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance.

   SHORT-TERM INVESTMENTS Our short-term investment portfolio was $11.6 million and $8.6 million as of December 31, 2010 and 2009, respectively.

   UNREALIZED NET CAPITAL GAINS totaled $15.6 million as of December 31, 2010 compared to $8.6 million as of December 31, 2009. The improvement since December 31, 2009 was primarily a result of declining risk-free interest rates and tightening of credit spreads in certain sectors. The following table presents unrealized net capital gains and losses, pre-tax and after-tax as of December 31.

                                                           2010     2009
     ($ IN THOUSANDS)                                    -------  -------
     U.S. government and agencies....................... $ 3,130  $ 1,569
     Municipal..........................................     177       96
     Corporate..........................................   9,326    6,107
     Foreign government.................................      92       --
     RMBS...............................................   2,426    1,649
     CMBS...............................................     340     (816)
     ABS................................................     117      (49)
                                                         -------  -------
     Unrealized net capital gains and losses, pre-tax...  15,608    8,556
     Deferred income taxes..............................  (5,463)  (2,995)
                                                         -------  -------
     Unrealized net capital gains and losses, after-tax. $10,145  $ 5,561
                                                         =======  =======

   The unrealized net capital gain for the fixed income portfolio totaled $15.6 million and comprised $16.1 million of gross unrealized gains and $492 thousand of gross unrealized losses as of December 31, 2010. This is compared to unrealized net capital gain for the fixed income portfolio totaling $8.6 million, comprised of $9.93 million of gross unrealized gains and $1.37 million of gross unrealized losses as of December 31, 2009.

   Gross unrealized gains and losses as of December 31, 2010 on fixed income securities by type and sector are provided in the table below.

                                                                            AMORTIZED
                                                  GROSS UNREALIZED          COST AS A    FAIR VALUE
                                 PAR    AMORTIZED ---------------   FAIR    PERCENT OF AS A PERCENT OF
                                VALUE     COST     GAINS   LOSSES   VALUE   PAR VALUE     PAR VALUE
($ IN THOUSANDS)               -------- --------- -------  ------  -------- ---------- ---------------
Corporate:
   Consumer goods (cyclical
     and non-cyclical)........ $ 56,050 $ 56,363  $ 3,573  $ (19)  $ 59,917   100.6%        106.9%
   Financial services.........   19,000   19,000      872     --     19,872   100.0         104.6
   Banking....................   17,000   16,994    1,103     --     18,097   100.0         106.5
   Energy.....................   16,000   16,098      719     --     16,817   100.6         105.1
   Utilities..................   14,000   14,013    1,050     --     15,063   100.1         107.6
   Capital goods..............   11,000   11,110    1,046     --     12,156   101.0         110.5
   Transportation.............    7,350    7,565      374     --      7,939   102.9         108.0
   Basic industry.............    7,000    7,123      372     --      7,495   101.8         107.1
   Technology.................    6,000    5,995      236     --      6,231    99.9         103.9
                               -------- --------  -------  -----   --------
Total corporate fixed income
  portfolio...................  153,400  154,261    9,345    (19)   163,587   100.6         106.6
                               -------- --------  -------  -----   --------
U.S. government and
  agencies....................   67,320   70,426    3,513   (383)    73,556   104.6         109.3
Municipal.....................    3,000    2,999      177     --      3,176   100.0         105.9
Foreign government............    5,000    4,998       92     --      5,090   100.0         101.8
RMBS..........................   55,362   55,376    2,429     (3)    57,802   100.0         104.4
CMBS..........................    8,500    8,523      427    (87)     8,863   100.3         104.3
ABS...........................    8,070    8,265      117     --      8,382   102.4         103.9
                               -------- --------  -------  -----   --------
Total fixed income securities. $300,652 $304,848  $16,100  $(492)  $320,456   101.4         106.6
                               ======== ========  =======  =====   ========

   The consumer goods sector had the only gross unrealized losses in our corporate fixed income securities portfolio as of December 31, 2010. In general, credit spreads remain wider than at initial purchase for most of the securities with gross unrealized losses.

   We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security that may be other-than-temporarily impaired. The process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated based on facts and circumstances for inclusion on our watch-list. All investments in an unrealized loss position as of December 31, 2010 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.

   The extent and duration of a decline in fair value for fixed income securities have become less indicative of actual credit deterioration with respect to an issue or issuer. While we continue to use declines in fair value and the length of time a security is in an unrealized loss position as indicators of potential credit deterioration, our determination of whether a security's decline in fair value is other than temporary has placed greater emphasis on our analysis of the underlying credit and collateral and related estimates of future cash flows.

   As of December 31, 2010, all of the $492 thousand of unrealized losses are related to fixed income securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. As of December 31, 2010, we do not have the intent to sell and it is not more likely than not we will be required to sell these securities before the recovery of their amortized cost basis.

   We also monitor the quality of our fixed income portfolio by categorizing certain investments as "problem," "restructured," or "potential problem." Problem fixed income securities are in default with respect to principal or interest and/or are investments issued by companies that have gone into bankruptcy subsequent to our acquisition. Fixed income securities are categorized as restructured when the debtor is experiencing financial difficulty and we grant a concession. Potential problem fixed income securities are current with respect to contractual principal and/or interest, but because of other facts and circumstances, we have concerns regarding the borrower's ability to pay future principal and interest according to the original terms, which causes us to believe these investments may be classified as problem or restructured in the future.

   As of December 31, 2010 and 2009, we did not have any fixed income securities categorized as problem, restructured or potential problem.

   NET INVESTMENT INCOME The following table presents net investment income for the years ended December 31.

                                              2010     2009     2008
         ($ IN THOUSANDS)                   -------  -------  -------
         Fixed income securities........... $12,480  $12,098  $13,302
         Short-term and other investments..      21      107      992
                                            -------  -------  -------
         Investment income, before expense.  12,501   12,205   14,294
         Investment expense................    (434)    (422)    (354)
                                            -------  -------  -------
         Net investment income............. $12,067  $11,783  $13,940
                                            =======  =======  =======

   Net investment income increased 2.4% or $284 thousand in 2010 compared to 2009, after decreasing 15.5% or $2.2 million in 2009 compared to 2008. The 2010 increase was primarily due to higher average investment balances. The 2009 decrease was primarily due to lower yields.

   REALIZED CAPITAL GAINS AND LOSSES The following table presents realized capital gains and losses and the related tax effect for the years ended December 31.

                                                    2010   2009     2008
     ($ IN THOUSANDS)                              -----  ------  -------
     Realized capital gains and losses, pre-tax... $ 694  $1,480  $ 5,952
     Income tax expense...........................  (243)   (518)  (2,083)
                                                   -----  ------  -------
     Realized capital gains and losses, after-tax. $ 451  $  962  $ 3,869
                                                   =====  ======  =======

   Net realized capital gains in 2010 comprised entirely of gross gains of $694 thousand. Net realized capital gains of $1.5 million in 2009 comprised gross gains of $1.5 million and gross losses of $8 thousand. The net realized capital gains in 2010, 2009 and 2008 were related to sales of investments.

   CASH As of December 31, 2010, our cash balance was $3.6 million compared to $10.1 million as of December 31, 2009. Fluctuations in our cash flows generally result from differences in the timing of reinsurance payments to and from ALIC and changes in short-term investments.

   REINSURANCE RECOVERABLE, CONTRACTHOLDER FUNDS AND RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS Under GAAP, when reinsurance contracts do not relieve the ceding company of legal liability to contractholders, the ceding company is required to report reinsurance recoverables arising from these contracts separately as assets. The liabilities for the contracts are reported as contractholder funds, reserve for life-contingent contract benefits, or separate accounts liabilities depending on the characteristics of the contracts. We reinsure all reserve liabilities with ALIC or other non-affiliated reinsurers. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position, while the assets which support the separate accounts liabilities are reflected as separate accounts assets.

   As of December 31, 2010, contractholder funds decreased to $17.25 billion from $17.63 billion as of December 31, 2009 as a result of new and additional deposits on fixed annuities and interest-sensitive life policies and interest credited to contractholder funds being more than offset by surrenders, withdrawals, benefit payments and related contract charges. The reserve for life-contingent contract benefits increased to $3.01 billion as of December 31, 2010 from $2.81 billion as of December 31, 2009 due primarily to the aging of the in-force block of certain business and sales of traditional life insurance, partially offset by benefits paid and policy lapses. Reinsurance recoverables from ALIC decreased by $324.0 million and reinsurance recoverables from non-affiliates increased $139.8 million.

   We purchase reinsurance after evaluating the financial condition of the reinsurer, as well as the terms and price of coverage. As of December 31, 2010, 97% of reinsurance recoverables due from non-affiliated companies were reinsured under uncollateralized reinsurance agreements with companies that had a financial strength rating of A or above, as measured by S&P. In certain cases, these ratings refer to the financial strength of the affiliated group or parent company of the reinsurer. We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three years ended December 31, 2010.

MARKET RISK

   Market risk is the risk that we will incur losses due to adverse changes in interest rates and credit spreads. We also have certain exposures to changes in equity prices in our equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with our reinsurance agreements.

   OVERVIEW In formulating and implementing guidelines for investing funds, we seek to earn returns that contribute to attractive and stable profits and long-term capital growth.

   We manage our exposure to market risk through the use of asset allocation, duration, and as appropriate, through the use of stress tests. We have asset allocation limits that place restrictions on the total funds that may be invested within an asset class. We have duration limits on our investment portfolio and, as appropriate, on individual components of the portfolio. These duration limits place restrictions on the amount of interest rate risk that may be taken. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies.

   INTEREST RATE RISK is the risk that we will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of our interest bearing assets. This risk arises from our investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

   One of the measures used to quantify interest rate exposure is duration. Duration measures the price sensitivity of assets to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Our asset duration was 3.4 and 3.7 as of December 31, 2010 and 2009, respectively.

   To calculate duration, we project asset cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, and municipal and corporate obligations.

   Based upon the information and assumptions used in the duration calculation, and interest rates in effect as of December 31, 2010, we estimate that a 100 basis point immediate, parallel increase in interest rates ("rate shock") would decrease the net fair value of the assets by $11.3 million, which is the same amount as December 31, 2009. The selection of a 100 basis point immediate parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

   To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

   CREDIT SPREAD RISK is the risk that we will incur a loss due to adverse changes in credit spreads ("spreads"). This risk arises from many of our primary activities, as we invest funds in spread-sensitive fixed income assets.

   We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.

   Spread duration is calculated similarly to interest rate duration. As of December 31, 2010, the spread duration of assets was 3.5, compared to 3.6 as of December 31, 2009. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect as of December 31, 2010, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings ("spread shock") would decrease the net fair value of the assets by $10.1 million, compared to $8.4 million as of December 31, 2009. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

   EQUITY PRICE RISK is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. As of December 31, 2010 and 2009, we had separate accounts assets related to variable annuity and variable life contracts with account values totaling $2.02 billion and $2.04 billion, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. All variable life and annuity contract charges and fees, liabilities and benefits, including guarantees for death and/or income are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of ALIC's risk. The Company was not a direct participant of this agreement and its reinsurance agreements with ALIC remain unchanged.

   As of December 31, 2010 and 2009 we had $4.38 billion and $4.16 billion, respectively, in equity-indexed annuity liabilities that provide customers with interest crediting rates based on the performance of the S&P 500. All contract charges and fees, and liabilities and benefits related to equity-indexed annuity liabilities are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure.

CAPITAL RESOURCES AND LIQUIDITY

   CAPITAL RESOURCES consist of shareholder's equity. The following table summarizes our capital resources as of December 31.

                                                    2010     2009     2008
   ($ IN THOUSANDS)                               -------- -------- --------
   Common stock, retained income and additional
     capital paid-in............................. $315,722 $307,412 $298,783
   Accumulated other comprehensive income (loss).   10,145    5,561     (222)
                                                  -------- -------- --------
   Total shareholder's equity.................... $325,867 $312,973 $298,561
                                                  ======== ======== ========

   SHAREHOLDER'S EQUITY increased in 2010 due to net income and increased unrealized net capital gains. Shareholder's equity increased in 2009, due to net income and a favorable change in unrealized net capital gains and losses.

   FINANCIAL RATINGS AND STRENGTH We share the insurance financial strength ratings of our parent, ALIC, as our business is reinsured to ALIC. The following table summarizes ALIC's financial strength ratings as of December 31, 2010.

         RATING AGENCY                                 RATING
         -------------                                 ----------------
         A.M. Best Company, Inc....................... A+ ("Superior")
         Standard & Poor's Ratings Services........... A+ ("Strong")
         Moody's Investors Service, Inc............... A1 ("Good")

   ALIC's ratings are influenced by many factors including operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage and AIC's ratings.

   State laws specify regulatory actions if an insurer's risk-based capital ("RBC"), a measure of an insurer's solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC. The formula for calculating RBC for life insurance companies takes into account factors relating to insurance, business, asset and interest rate risks. As of December 31, 2010, our RBC was within the range that we target.

   The NAIC has also developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined "usual ranges". Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

   LIQUIDITY SOURCES AND USES Our potential sources of funds principally include the activities as follows.

    .  Receipt of insurance premiums

    .  Contractholder fund deposits

    .  Reinsurance recoveries

    .  Receipts of principal and interest on investments

    .  Sales of investments

    .  Intercompany loans

    .  Capital contributions from parent

   Our potential uses of funds principally include the activities as follows.

    .  Payment of contract benefits, surrenders and withdrawals

    .  Reinsurance cessions and payments

    .  Operating costs and expenses

    .  Purchase of investments

    .  Repayment of intercompany loans

    .  Dividends to parent

    .  Tax payments/settlements

   CASH FLOWS As reflected in our Statements of Cash Flows, net cash provided by (used in) operating activities was $2.1 million, $4.3 million and $(5.9) million in 2010, 2009 and 2008, respectively. Fluctuations in net cash provided by operating activities primarily occur as a result of changes in net investment income and differences in the timing of reinsurance payments to and from ALIC.

   Under the terms of reinsurance agreements, all premiums and deposits, excluding variable annuity and life contract deposits allocated to separate accounts and those reinsured to non-affiliated reinsurers, are transferred to ALIC, which maintains the investment portfolios supporting our products. Payments of contractholder claims, benefits, contract surrenders and withdrawals and certain operating costs (excluding investment-related expenses), are reimbursed by ALIC, under the terms of the reinsurance agreements. We continue to have primary liability as a direct insurer for risks reinsured. Our ability to meet liquidity demands is dependent on ALIC's and other reinsurers' ability to meet those obligations under the reinsurance programs.

   Our ability to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that we can pay during 2011 without prior approval of the Nebraska Department of Insurance is $31.1 million.

   CONTRACTUAL OBLIGATIONS Due to the reinsurance agreements that we have in place, our contractual obligations are ceded to ALIC and other non-affiliated reinsurers.

REGULATION AND LEGAL PROCEEDINGS

   We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 9 of the financial statements.

PENDING ACCOUNTING STANDARDS

   There are several pending accounting standards that we have not implemented either because the standard has not been finalized or the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

   The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

ITEM 11(J).QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

   Information required for Item 11(j) is incorporated by reference to the material under the caption "Market Risk" in Item 11(h) of this report.

ITEM 11(K).DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS:

   Directors are elected at each annual meeting of shareholders, for a term of one year. The biographies of each of the directors below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director should serve as such for Lincoln Benefit. Unless otherwise indicated, each director and executive officer has served for at least five years in the business position currently or most recently held.

   ROBERT K. BECKER, 55, has been Senior Vice President since March 2010.
Mr. Becker is also the Chairman of the Board, Chief Executive Officer and Manager of Allstate Financial Services, LLC ("AFS, LLC") and Vice President of Allstate Life Insurance Company. Mr. Becker is responsible for Allstate's broker dealer operations as well as recruiting, training and product strategy for registered representatives of AFS, LLC and third party relationships. At Allstate since 2000, Mr. Becker has progressed through various roles, including Regional Financial Services Manager, Regional Distribution Leader and Assistant Field Vice President. Prior to joining Allstate, Mr. Becker spent over 20 years with MetLife Insurance Company, where he held various leadership positions.
Mr. Becker's professional designations include LUTCF, CLU, ChFC, CFP, and CLTC. Currently, Mr. Becker also serves as a director with Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Becker has proven leadership experience with using excellent customer service to grow business in a competitive environment.

   ANURAG CHANDRA, 33, has been a director and Senior Vice President since March 2011. Mr. Chandra is also a Senior Vice President of Allstate Life Insurance Company. Mr. Chandra has broad responsibilities for driving long-term strategy and for improving the operational base for the Allstate Financial group of companies. More specifically, Mr. Chandra will have direct accountability for product development, underwriting, wholesaling and asset liability management. Prior to joining Allstate in January 2011, Mr. Chandra was an executive vice president and chief operating officer for HealthMarkets, Inc. Under his leadership, the company transformed from a niche individual health insurance manufacturer to one of the largest independent distributors in the United States. Prior to that role, Mr. Chandra was a principal at Aquiline Capital Partners, a global private equity firm that took advantage of market conditions to launch successful new insurance and financial services companies. Mr. Chandra has also held senior operating and strategic development roles at Nationwide Financial Services and Conseco/Bankers Life and Casualty. Currently, Mr. Chandra also serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Chandra has extensive experience with the day-to-day management of company operations.

   LAWRENCE W. DAHL, 51, has been a director since 1999 and President and Chief Operating Officer since November 2005. In his current role, Mr. Dahl manages the distribution relationships for Lincoln Benefit. Mr. Dahl began his Allstate career in 1987 in the Tax Department before becoming the Executive Vice President of Administration for Lincoln Benefit, where he was responsible for Marketing, Field Technology, Compliance, Planning and Strategy. Mr. Dahl progressed through various other leadership positions, including Executive Vice President of Sales and President of Distribution before becoming the President and Chief Operating Officer.

Mr. Dahl has also earned a juris doctor degree and a Certified Public Account designation. Over the course of his career with Lincoln Benefit, Mr. Dahl has gained deep knowledge of the life insurance industry as well as extensive experience with distribution and sales.

   MATTHEW S. EASLEY, 55, has been a director since March 2009 and Senior Vice President since March 2010. Mr. Easley is also a Vice President for Allstate Life Insurance Company. Mr. Easley is responsible for Product Management, Underwriting, and Asset Liability Management within the Allstate Financial group of companies. Prior to joining Allstate, Mr. Easley spent 23 years at Nationwide Financial including 11 years as the head of Annuity and Pension Actuarial, where he started a 401(k) business with a new-to-the-world business model, created a synthetic asset segmentation method, co-invented a patented retirement planning software and led a team to create a new strategic plan as part of the initial public offering of Nationwide Financial Services stock. Currently, Mr. Easley also serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Easley possesses extensive insurance business, product and liability management experience.

   SUSAN L. LEES, 53, has been director and Senior Vice President, General Counsel and Secretary since August 2008. Ms. Lees is also Senior Vice President, General Counsel and Secretary of Allstate Life Insurance Company. At Allstate for over 20 years, Ms. Lees progressed through various counsel positions throughout Allstate before become an assistant vice president in 1999. As the leader of the Corporate Law division of Allstate Law and Regulation, Ms. Lees gained extensive experience working with a number of the business areas throughout the enterprise, including Allstate Life Insurance Company. Currently, Ms. Lees serves as a director for Life Insurance Council of New York. She also serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Ms. Lees has a deep understanding of insurance business generally, as well as applicable laws and regulations, including corporate and securities laws and corporate governance matters. In addition, Ms. Lees has extensive knowledge regarding Lincoln Benefit's business, including its employees, products, agencies and customers.

   JOHN C. PINTOZZI, 45, has been director, Senior Vice President and Chief Financial Officer since March 2005. Mr. Pintozzi also is Senior Vice President and Chief Financial Officer for Allstate Life Insurance Company. In these positions, Mr. Pintozzi is responsible for the planning and analysis, capital allocation, valuation and compliance functions as well as Allstate Federal Savings Bank. Prior to Allstate, Mr. Pintozzi was an audit partner with Deloitte & Touche, specializing in the insurance and financial services industries. He is a Certified Public Accountant and holds memberships with the American Institute of Certified Public Accountants and the Illinois CPA Society. In addition, Mr. Pintozzi currently serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Pintozzi has extensive experience in corporate and insurance company finance and accounting.

   MATTHEW E. WINTER, 54, has been a director since December 2009, Chief Executive Officer and Chairman of the Board since March 2010. Mr. Winter is also the President and Chief Executive Officer of Allstate Life Insurance Company and Senior Vice President of Allstate Insurance Company, each a parent organization of Lincoln Benefit. Prior to Allstate, Mr. Winter was the Vice Chairman of American International Group, President and Chief Executive Officer of American General Life Companies, and Executive Vice President for MassMutual Financial Group. For a brief period in 2009, Mr. Winter served as a director of EP Global Communications, a magazine publication and distribution company. Currently, Mr. Winter also serves as a director for Allstate Insurance Company and Allstate Life Insurance Company, each of which is affiliated with Lincoln Benefit. Mr. Winter was also a former Chairman of the Houston Food Bank Board of Directors. Mr. Winter has extensive experience leading major life insurance and financial services providers, working with financial and estate planning products and overseeing the operations of insurance companies.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

   No directors or executive officers have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director or executive officer of Lincoln Benefit.

ITEM 11(L).EXECUTIVE COMPENSATION

                 COMPENSATION DISCUSSION AND ANALYSIS ("CD&A")

OVERVIEW

   Executive officers of Lincoln Benefit also serve as officers of other subsidiaries of The Allstate Corporation ("Allstate") and receive no compensation directly from Lincoln Benefit. They are employees of an Allstate subsidiary. Allocations have been made for each named executive based on the amount of the named executive's compensation allocated to Lincoln Benefit under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate and certain affiliates, as amended effective January 1, 2009, to which Lincoln Benefit is a party (the "Service and Expense Agreement"). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported. Lincoln Benefit's directors receive no compensation for serving as directors in addition to their compensation as employees of an Allstate affiliate.

   Each year the Compensation and Succession Committee (the "Committee") of the Allstate Board of Directors and members of Allstate management review the overall design of Allstate's executive compensation program to ensure compensation is aligned with both annual and long-term performance. At target levels of performance, annual and long-term incentive awards are designed to constitute a significant percentage of an executive's total core compensation and provide a strong link to Allstate's performance. Additionally, the delivery of the largest portion of incentive compensation through stock options provides even greater alignment with stockholder interests because the stock price must appreciate from the date of grant for any value to be delivered to executives.

   Allstate has made changes to its executive compensation program for 2011. Allstate has eliminated any excise tax gross-ups in new change-in-control agreements. Allstate has also made changes to the annual incentive program for 2011 to continue to better align executive compensation with enterprise performance. The key program change, which will apply to all bonus eligible employees across the enterprise, will be to reduce the number of measures and provide for greater use of enterprise-wide corporate goals. Allstate believes this action will focus employees on those goals which will more effectively drive sustainable long-term growth for stockholders.

COMPENSATION PHILOSOPHY

   Allstate's compensation philosophy is based on these central beliefs:

    . Executive compensation should be aligned with performance and stockholder value. Accordingly, a significant amount of executive compensation should be in the form of equity.

    . The compensation of our executives should vary both with appreciation in the price of Allstate stock and with Allstate's performance in achieving strategic short and long-term business goals designed to drive stock price appreciation.

    . Allstate's compensation program should inspire our executives to strive for performance that is better than the industry average.

    . A greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance.

    . Allstate should provide competitive levels of compensation for competitive levels of performance and superior levels of compensation for superior levels of performance.

   Allstate's executive compensation program has been designed around these beliefs and includes programs and practices that ensure alignment between the interests of its stockholders and executives and delivery of compensation consistent with the corresponding level of performance. These objectives are balanced with the goal of attracting, motivating, and retaining highly talented executives to compete in our complex and highly regulated industry.

   Some of Allstate's key practices we believe support this approach include:

    . Providing a significant portion of executive pay through stock options, creating direct alignment with stockholder interests.

    . Establishment of stock ownership guidelines for senior executives that drive further alignment with stockholder interests. Each named executive officer, except Mr. Dahl, is required to hold four times salary.

    .  Stock option repricing is not permitted.

    . A robust governance process for the design, approval, administration, and review of our overall compensation program.

    . Utilization of annual incentive plan caps to limit maximum award opportunities and support enterprise risk management strategies.

    . Inclusion of a clawback feature in the Annual Executive Incentive Plan and the 2009 Equity Incentive Plan that provides the ability to recover compensation from Allstate executive officers in the event of certain financial restatements.

    . Incorporation of discretion in the annual executive incentive plan to allow for the adjustment of awards to reflect individual performance.

   Allstate's philosophy and practices have provided us with the tools to create an effective executive compensation program as detailed below.

NAMED EXECUTIVES

   This CD&A describes the executive compensation program at Allstate and specifically describes total 2010 compensation for the following named executives of Lincoln Benefit*:

    .  Matthew E. Winter--Chairman of the Board and Chief Executive Officer

    .  John C. Pintozzi--Senior Vice President and Chief Financial Officer

    .  Lawrence W. Dahl--President and Chief Operating Officer

    .  Matthew S. Easley--Senior Vice President

    .  Robert K. Becker--Senior Vice President

* Reflects titles in effect as of December 31, 2010.

COMPENSATION PRACTICES

   Allstate reviews the design of its executive compensation program and executive pay levels on an annual basis and performance and goal attainment within this design throughout the year. As part of that review, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the compensation program for 2010, the Committee considered compensation data for the peer companies listed on page 63 for Mr. Winter, as well as proxy information from select S&P 100 companies with fiscal 2009 revenue of between $15 and $60 billion with which Allstate competes for executive talent. Towers Watson, an independent compensation consultant, recommended modifications to the peer insurance companies that Allstate uses in benchmarking compensation for certain executives for 2010. The Committee approved removing from the peer insurance companies Cincinnati Financial Corporation due to its relative size and CNA Financial Corporation because it is closely held. ACE Ltd, AFLAC Inc., and Manulife Financial Corporation were added to augment the peer insurance companies with similarly sized insurers.

   With respect to the named executives other than Mr. Winter, Allstate management considered compensation surveys that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the Mercer Property & Casualty Insurance Company Survey, the 2009 Towers Perrin Diversified Insurance Survey, and the Towers Perrin Compensation Data Bank. The Diversified Insurance Survey includes 18 insurance organizations with assets ranging from $848 million to $108 billion. The Towers Perrin Compensation Data Bank provides compensation data on 90 of the Fortune 100 companies. The Mercer Property & Casualty Insurance Company Survey includes compensation data for 27 property and casualty insurance companies with at least $2 billion in annual premiums. In addition, in its executive pay and performance discussions, Allstate management considered information regarding other companies in the financial services industries.

                           PEER INSURANCE COMPANIES

 ACE Ltd.*                              Manulife Financial Corporation*
 AFLAC Inc.*                            MetLife Inc.
 The Chubb Corporation                  The Progressive Corporation
 The Hartford Financial Services        Prudential Financial, Inc.
 Group, Inc.
 Lincoln National Corporation           The Travelers Companies, Inc.
--------
* Added in 2010

CORE ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM

   Allstate's executive compensation program design balances fixed and variable compensation elements and provides alignment with both short and long term business goals through annual and long-term incentives. Allstate's incentives are designed to balance overall corporate, business unit, and individual performance with respect to measures Allstate believes correlate to the creation of stockholder value and align with Allstate's strategic vision and operating priorities. The following table lists the core elements of Allstate's executive compensation program.

                                                                           POTENTIAL FOR
                                                                          VARIABILITY WITH
CORE ELEMENT                                      PURPOSE                   PERFORMANCE
------------                       -------------------------------------- ----------------
Annual salary                      Provides a base level of competitive   Low
                                   cash compensation for executive talent

Annual cash incentive awards       Reward performance on key strategic,   High
                                   operational, and financial measures
                                   over the year

Long-term equity incentive awards  Align the interests of executives      Moderate to High
                                   with long-term shareholder value and
                                   retain executive talent

SALARY

   Mr. Winter's salary was set by the Allstate Board of Directors based on the Committee's recommendation. The salaries of the other named executives are set by Allstate management. In recommending executive base salary levels, Allstate uses the 50/th/ percentile of its peer insurance companies for Mr. Winter and the 50/th/ percentile of insurance and general industry data for the other named executives as a guideline to align with Allstate's pay philosophy for competitive positioning in the market for executive talent.

    . The average enterprise-wide merit and promotional increases are based on a combination of U.S. general and insurance industry market data and are set at levels intended to be competitive.

    . Annual merit increases for the named executives are based on evaluations of their performance using the average enterprise-wide merit increase as a guideline.

       . The base salaries for each named executive were reviewed in February of 2010. Allstate established a new base salary for each named executive other than Mr. Winter based on individual performance and in line with the enterprise-wide merit increase.

       . Allstate did not adjust the base salary for Mr. Winter, which had just been established in the last quarter of 2009 when he joined the corporation.

INCENTIVE COMPENSATION

   The Committee approves performance measures and goals for cash incentive awards during the first quarter of the year. The performance measures and goals are aligned with Allstate's objectives and tied to its strategic vision and its operating priorities. They are designed to reward Allstate executives for actual performance, to reflect objectives that will require significant effort and skill to achieve, and to drive Allstate stockholder value.

   After the end of the year for annual cash incentive awards and after the end of the three-year cycle for long-term cash incentive awards, the Committee reviews the extent to which Allstate has achieved the various performance measures and approves the actual amount of all cash incentive awards for Allstate executive officers. The Committee may adjust the amount of an annual cash incentive award but has no authority to increase the amount of an award payable to Mr. Winter above the described plan limits. Allstate management approves the actual amount of cash incentive awards to the other named executives. Allstate pays the cash incentive awards in March, after the end of the year for the annual cash incentive awards and after the end of the three-year cycle for the long-term cash incentive awards. Long-term cash incentives have been discontinued, and the last three year cycle ended in 2010.

   Typically the Committee also approves grants of equity awards on an annual basis during a meeting in the first quarter. By making these awards and approving performance measures and goals for the annual cash incentive awards during the first quarter, Allstate is able to balance these elements of core compensation to align with its business goals.

ANNUAL CASH INCENTIVE AWARDS

   In 2010 Allstate executives had the opportunity to earn an annual cash incentive award based on the achievement of performance measures over a one-year period. The annual incentive plans are designed to provide all of the named executives with cash awards based on a combination of corporate and business unit performance measures for each of Allstate's main business units:
Allstate Protection, Allstate Financial, and Allstate Investments. Lincoln Benefit is part of Allstate Financial.

   The maximum amount of Mr. Winter's award was the lesser of a stockholder approved maximum under the Annual Executive Incentive Plan of $8.5 million or 25% of the 1.0% of Operating Income pool. Operating Income is defined under the "Performance Measures" caption on page 85. Although these limits established the maximum annual cash incentive awards that could be paid to Mr. Winter, the Committee retained complete discretion to pay any lesser amount. Mr. Winter's actual award was based on the achievement of certain performance measures as detailed below, including assessments of his individual performance and overall corporate and Allstate Financial business unit performance. None of the named executives other than Mr. Winter participate in the Operating Income pool.

   For 2010, the Committee adopted corporate and Allstate Financial business unit level annual performance measures and weighted them as applied to Mr. Winter in accordance with his responsibility for Allstate's overall corporate performance and the performance of the Allstate Financial business unit. Allstate management utilized the same performance measures and weighting with respect to each of the named executives other than Mr. Winter. Each measure is assigned a weight expressed as a percentage of the total annual cash incentive award opportunity, with all weights adding to 100%.

   The following table lists the performance measures and related target goals for 2010 as well as the weighting factors and the actual results applicable to the named executives. The performance measures were designed to focus executive attention on key strategic, operational, and financial measures including top line growth and profitability. For each performance measure, the Committee approved a threshold, target, and maximum goal. The target goals for the performance measures were based on evaluations of our historical performance and plans to drive projected performance. A description of each performance measure is provided under the "Performance Measures" caption on page 85.

 ANNUAL CASH INCENTIVE AWARD PERFORMANCE MEASURES, TARGET, AND WEIGHTING/(1)/

                                                                                      ACHIEVEMENT
                                                                                      RELATIVE TO
                                                                                       THRESHOLD,
PERFORMANCE                                                                             TARGET,
MEASURE                                        WEIGHTING    TARGET     ACTUAL/(2)/   MAXIMUM GOALS
-----------                                    --------- ------------- ------------- ---------------
CORPORATE-LEVEL PERFORMANCE MEASURE...........    20%
   Adjusted Operating Income Per Diluted                    $4.30         $3.00         Between
     Share....................................                                       threshold and
                                                                                         target
ALLSTATE FINANCIAL PERFORMANCE MEASURES.......    80%
   Adjusted Operating Income..................           $425 million  $474 million     Exceeded
                                                                                        maximum
   Adjusted Operating Return on Equity........               6.6%          7.7%         Exceeded
                                                                                        maximum
   Allstate Exclusive Agency Proprietary and             $256 million  $262 million  Between target
     AWD Weighted Sales.......................                                        and maximum
   Allstate Financial Portfolio Excess Total                  55            63       Between target
     Return (in basis points).................                                        and maximum

--------
/(1)/Information regarding Allstate's performance measures is disclosed in the limited context of its annual cash incentive awards and should not be understood to be statements of Allstate management's expectations or estimates of results or other guidance. Allstate specifically cautions investors not to apply these statements to other contexts.
/(2)/Stated as a percentage of target goals with a range from 0% to 250%, the actual performance comprises 54% for Adjusted Operating Income Per Diluted Share performance, and 189% for Allstate Financial performance. The weighted results stated as a percentage of the target goals for all named executives was 162%.

   Target award opportunities approved by Allstate are stated as a percentage of annual base salary. Annual cash incentive awards are calculated using base salary, as adjusted by any merit and promotional increases granted during the year on a prorated basis. In setting target incentive levels for named executives, Allstate gives the most consideration to market data primarily focusing on pay levels at peer group companies with which it directly competes for executive talent and stockholder investment. As a result of leveraging external market data, Mr. Winter had the highest target award opportunity of 125%, followed by Mr. Pintozzi with a target award opportunity of 60%, followed by Messrs. Easley and Becker with a target award opportunity of 50%, followed by Mr. Dahl with a target award opportunity of 35%.

   In calculating the annual cash incentive awards, Allstate achievement with respect to each performance measure is expressed as a percentage of the target goal, with interpolation applied between the threshold and target goals and between the target and maximum goals. Unless otherwise adjusted by Allstate, the amount of each named executive's annual cash incentive award is the sum of the amounts calculated using the calculation below for all of the performance measures.

Actual performance interpolated relative to  X   Weighting  X   Target award opportunity as a  X   Salary**
threshold and target on a range of 50% to                          percentage of salary**
100% and relative to target and maximum
on a range of 100% to 250%*

--------
*  Actual performance below threshold results in 0%
** Base salary, as adjusted by any merit and promotional increases granted during the year on a prorated basis.

   Following the end of the performance year, the performance of each named executive was evaluated. Based on a subjective evaluation of each executive's contributions and performance individual adjustments were made to the formula driven annual incentive amounts. The recommendations were considered and approved by the Committee for Mr. Winter and by Allstate management for the other named executives.

LONG-TERM INCENTIVE AWARDS--CASH AND EQUITY

   As part of total core compensation, Allstate historically has provided three forms of long-term incentive awards: stock options, restricted stock units, and long-term cash incentive awards. In 2009, Allstate discontinued future cycles of the long-term cash incentive plan. The relative mix of various forms of these awards is driven by Allstate's objectives in providing the specific form of award, as described below.

LONG-TERM INCENTIVE AWARDS--EQUITY

   Allstate grants larger equity awards to executives with the broadest scope of responsibility, consistent with Allstate's philosophy that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance. However, from time to time, larger equity awards are granted to attract new executives. Allstate annually reviews the mix of equity incentives provided to the named executives. The mix consisted of 65% stock options and 35% restricted stock units for Mr. Winter. Other employees eligible for equity incentive awards, including the named executives other than Mr. Winter, had the choice of receiving the value of their equity incentive awards in the following proportions between stock options and restricted stock units:

    .  25% stock options and 75% restricted stock units;

    .  65% stock options and 35% restricted stock units;

    .  50% stock options and 50% restricted stock units; or

    .  75% stock options and 25% restricted stock units

   The elections are reflected in the Grants of Plan-Based Awards at Fiscal Year-End 2010 table. Stock options, which are performance-based, require growth in the Allstate stock price to deliver any value to an executive. The restricted stock units provide alignment with Allstate stockholder interests along with providing an effective retention tool.

STOCK OPTIONS

   Stock options represent the opportunity to buy shares of Allstate's stock at a fixed exercise price at a future date. Allstate uses them to align the interests of Allstate's executives with long-term stockholder value, as the stock price must appreciate from the date of grant for any value to be delivered to executives.

   Key elements:

    . Under Allstate's stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the date of grant.

    . Stock option repricing is not permitted. In other words, absent an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the cancelled award.

    . All stock option awards have been made in the form of nonqualified stock options.

    . The options granted to the named executives in 2010 become exercisable in three installments, 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

RESTRICTED STOCK UNITS

   Each restricted stock unit represents Allstate's promise to transfer one fully vested share of stock in the future if and when the restrictions expire (when the unit "vests"). Because restricted stock units are based on and payable in stock, they serve to reinforce the alignment of interests of Allstate's executives and Allstate's stockholders. In addition, because restricted stock units have a real, current value that is forfeited, except in some circumstances, if an executive terminates employment before the restricted stock units vest, they provide a retention incentive. Under the terms of the restricted stock unit awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares.

   Key elements:

    . The restricted stock units granted to the named executives in 2010 vest in three installments, 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, except in certain change-in-control situations or under other special circumstances approved by Allstate.

    . The restricted stock units granted to the named executives in 2010 include the right to receive previously accrued dividend equivalents when the underlying restricted stock unit vests.

TIMING OF EQUITY AWARDS AND GRANT PRACTICES

   The Committee grants equity incentive awards to current employees on an annual basis normally during a meeting in the first fiscal quarter, after the issuance of Allstate's prior fiscal year-end earnings release. Throughout the year, the Committee grants equity incentive awards in connection with new hires and promotions and in recognition of achievements. Equity incentive awards to employees other than Allstate executive officers also may be granted by an equity award committee which currently consists of Allstate's chief executive officer. The equity award committee may grant restricted stock units and stock options in connection with new hires and promotions and in recognition of achievements. The grant date for awards other than annual awards is fixed as the first business day of a month following the committee action.

STOCK OWNERSHIP GUIDELINES

   Because Allstate believes management's interests must be linked with those of Allstate's stockholders, Allstate instituted stock ownership guidelines in 1996 that require each of the named executives, other than Mr. Dahl, to own common stock, including restricted stock units, worth a multiple of base salary, as of March 1 following the fifth year after assuming a senior management position. Unexercised stock options do not count towards meeting the stock ownership guidelines. For the named executives, the goal is four times salary. Mr. Winter has until March 2015 to meet his goal. Messrs. Easley and Pintozzi have met their respective goals. Mr. Becker has until March 2014 to meet his goal. After a named executive meets the guideline for the position, if the value of his or her shares does not equal the specified multiple of base salary solely due to the fact that the value of the shares has declined, the executive is still deemed to be in compliance with the guideline. However, an executive in that situation may not sell shares acquired upon the exercise of an option or conversion of an equity award except to satisfy tax withholding obligations, until the value of his or her shares again equals the specified multiple of base salary. In accordance with Allstate's policy on insider trading, all officers, directors, and employees are prohibited from engaging in transactions with respect to any securities issued by Allstate or any of its subsidiaries that might be considered speculative or regarded as hedging, such as selling short or buying or selling options.

LONG-TERM INCENTIVE AWARDS--CASH

   There were no pay-outs on any long-term cash incentive awards for the 2008-2010 cycle, the final cycle under the Long-Term Executive Incentive Compensation Plan. Long-term cash incentive awards were originally designed to reward executives for collective results attained over a three-year performance cycle. Only Messrs. Pintozzi and Easley were eligible for these awards. There were three performance measures for the 2008-2010 cycle: average adjusted return on equity relative to peers, which was weighted at 50% of the potential award, Allstate Protection growth in policies in force, and Allstate Financial return on total capital, both weighted at 25% of the potential award. The Allstate Protection growth in policies in force measure had target set at 5.0%, with actual performance of -5.9%. The Allstate Financial return on total capital measure had target set at 9.5%, with actual performance of -12.6%. The selection and weighting of these measures was intended to focus executive attention on the collective achievement of Allstate's long-term financial goals across its various product lines. A description of each performance measure is provided under the "Performance Measures" caption on page 85.

   The average adjusted return on equity relative to peers measure compared Allstate's performance to a group of other insurance companies. If the average adjusted return on equity had exceeded the average risk free rate of return on three-year Treasury notes over the three-year cycle, plus 200 basis points, Allstate's ranked position relative to the peer group would have determined the percentage of the total target award for this performance measure to be paid. However, the average adjusted return on equity did not exceed the average risk free rate of return, plus 200 basis points, resulting in no payout.

OTHER ELEMENTS OF COMPENSATION

   To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, we provide the benefits listed in the following table.

                                                                                           OTHER       ALL FULL-TIME
                                                                                         OFFICERS       AND REGULAR
                                                                           NAMED        AND CERTAIN      PART-TIME
BENEFIT OR PERQUISITE                                                    EXECUTIVES      MANAGERS        EMPLOYEES
---------------------                                                   ------------ ---------------   -------------
401(k)/(1)/ and defined benefit pension................................ (check mark) (check mark)      (check mark)
Supplemental retirement benefit........................................ (check mark) (check mark)
Health and welfare benefits/(2)/....................................... (check mark) (check mark)      (check mark)
Supplemental long-term disability and executive physical program....... (check mark) (check mark)/(3)/
Deferred compensation.................................................. (check mark) (check mark)
Tax preparation and financial planning services........................ (check mark) (check mark)/(4)/
Mobile phones, ground transportation and personal use of aircraft/(5)/. (check mark) (check mark)

--------
/(1)/Allstate contributed $.50 for every dollar of basic pre-tax deposits made in 2010 on the first 3 percent of eligible pay and $.25 for every dollar of basic pre-tax deposits made in 2010 on the next 2 percent of eligible pay for eligible participants, including the named executives.
/(2)/Including medical, dental, vision, life, accidental death and dismemberment, long-term disability, and group legal insurance.
/(3)/An executive physical program is available to all officers.
/(4)/All officers are eligible for tax preparation services. Financial planning services were provided to Mr. Winter only.
/(5)/Ground transportation is available to Mr. Winter. In limited circumstances approved by Allstate's CEO, Mr. Winter is permitted to use Allstate's corporate aircraft for personal purposes. Mr. Winter did not use the corporate aircraft for personal purposes in 2010. Mobile phones are available to members of Allstate's senior management team, other officers, and certain managers, and certain employees depending on their job responsibilities.

RETIREMENT BENEFITS

   Each named executive participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate's regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income related to an employee's level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law places limits on (1) the amount of an individual's compensation that can be used to calculate plan benefits and
(2) the total amount of benefits payable to a participant under the plan on an annual basis. These limits may result in a lower benefit under the ARP than would have been payable if the limits did not exist for certain of our employees. Therefore, the Allstate Insurance Company Supplemental Retirement Income Plan (SRIP) was created for the purpose of providing ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits described above did not exist.

CHANGE-IN-CONTROL AND POST-TERMINATION BENEFITS

   Since a change-in-control or other triggering event may never occur, Allstate does not view change-in-control benefits or post-termination benefits as compensation. Consistent with Allstate compensation objectives, Allstate offers these benefits to attract, motivate, and retain certain highly talented executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Allstate's change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain the connection between the interests of Allstate's executives and Allstate stockholders. Allstate's change-in-control agreements entered into prior to January 1, 2011, provide an excise tax gross-up to mitigate the possible disparate tax treatment for similarly situated employees. However, starting in 2011, new change-in-control agreements will not include an excise tax gross-up provision. Of the named executives, Messrs. Winter, Pintozzi, and Easley are subject to change-in-control agreements.

   As part of the change-in-control benefits, executives with change-in-control agreements receive previously deferred compensation and equity awards that might otherwise be eliminated by new directors elected in connection with a change-in-control, and also receive certain protections for cash incentive awards and benefits if an executive's employment is terminated within a two-year period after a change-in-control. The change-in-control and post-termination arrangements which are described in the "Potential Payments as a Result of Termination or Change-in-Control" section are not provided exclusively to the named executives. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

EXECUTIVE COMPENSATION TABLES

                          SUMMARY COMPENSATION TABLE

   The following table sets forth information concerning the compensation of the named executives for all services rendered to Lincoln Benefit in 2009 and 2010, allocated to Lincoln Benefit in a manner consistent with the allocation of compensation expenses under the Service and Expense Agreement.

                                                                                    CHANGE IN
                                                                                  PENSION VALUE
                                                                                       AND
                                                                                  NONQUALIFIED
                                                                     NON-EQUITY     DEFERRED
                                                  STOCK   OPTION   INCENTIVE PLAN COMPENSATION      ALL OTHER
                                  SALARY   BONUS AWARDS   AWARDS    COMPENSATION    EARNINGS       COMPENSATION   TOTAL
NAME/(1)/                    YEAR ($)/(2)/  ($)  ($)/(3)/ ($)/(4)/    ($)/(5)/      ($)/(6)/         ($)/(7)/      ($)
--------                     ---- -------  ----- -------  -------  -------------- -------------    ------------ ---------
Matthew E. Winter........... 2010 172,200      0 210,943  391,756     347,930          1,100/(8)/     10,082    1,134,011
(CHAIRMAN OF THE BOARD AND
 CHIEF EXECUTIVE OFFICER)                     --

John C. Pintozzi............ 2010 130,757      0  94,860   94,859     157,535          8,735/(9)/      7,528      494,274
(SENIOR VICE PRESIDENT AND
 CHIEF FINANCIAL OFFICER)    2009 120,224  7,436  55,594  106,439      75,456         10,673           9,053      384,875

Lawrence W. Dahl............ 2010 274,586      0  53,428   17,810     137,159        136,233/(10)/    36,639      655,855
(PRESIDENT--CHIEF OPERATING
 OFFICER)                    2009 253,299      0  25,195   48,246     113,091        235,494          97,306      772,631

Matthew S. Easley........... 2010 121,588      0  87,172   29,058      94,335          6,276/(11)/     9,496      347,925
(SENIOR VICE PRESIDENT)      2009 114,709      0  45,652   87,398      72,160          6,064           8,708      334,691

Robert K. Becker............ 2010  89,294      0  18,609   55,811      81,067         35,616/(12)/     6,763      287,160
(SENIOR VICE PRESIDENT)

--------
/(1)/Messrs. Winter and Becker were not named executives for fiscal year 2009. /(2)/Reflects amounts for 2009 that were paid in 2009 which, due to the timing of Allstate's payroll cycle, included amounts earned in 2008.
/(3)/The aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("ASC 718"). The number of restricted stock units granted in 2010 to each named executive is provided in the Grants of Plan-Based Awards table on page 73. The fair value of restricted stock unit awards is based on the final closing price of Allstate's stock as of the date of grant. The final closing price in part reflects the payment of future dividends expected.

/(4)/The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the date of grant using a binomial lattice model. The fair value of each option award is estimated on the date of grant using the assumptions as set forth in the following table:

                                                     2010          2009
                                                 ------------- -------------
   Weighted average expected term...............  7.8 years     8.1 years
   Expected volatility.......................... 23.7 - 52.3%  26.3 - 79.2%
   Weighted average volatility..................    35.1%         38.3%
   Expected dividends...........................  2.4 - 2.8%       2.6%
   Weighted average expected dividends..........     2.6%          2.6%
   Risk-free rate...............................  0.1 - 3.9%    0.0 - 3.7%

   The number of options granted in 2010 to each named executive is provided in the Grants of Plan-Based Awards table on page 73.

/(5)/Amounts earned under the annual incentive plan are paid in the year following performance. Amounts earned under the Long-Term Executive Incentive Compensation Plan are paid in the year following the performance cycle. The amounts shown in the table above include amounts earned in 2010 and 2009 and payable under these plans in 2011 and 2010, respectively. The break-down for each component is as follows:

                               ANNUAL CASH              LONG-TERM
                                INCENTIVE             CASH INCENTIVE
            NAME          YEAR AWARD AMOUNT   CYCLE    AWARD AMOUNT
            ----          ---- ------------ --------- --------------
            Mr. Winter... 2010   $347,930   2008-2010    $     0
            Mr. Pintozzi. 2010   $157,535   2008-2010    $     0
                          2009   $ 54,970   2007-2009    $20,486
            Mr. Dahl..... 2010   $137,159   2008-2010    $     0
                          2009   $ 50,748*  2007-2009    $     0
            Mr. Easley... 2010   $ 94,335   2008-2010    $     0
                          2009   $ 52,444   2007-2009    $19,716
            Mr. Becker... 2010   $ 81,067   2008-2010    $     0

   -----
*  In 2009, as President and Chief Operating Officer of Lincoln Benefit,
   Mr. Dahl participated in a cash-based sales incentive plan (the "Sales Incentive Plan") based on first year premiums for universal life and term policies as well as annuity deposits sold by one of Lincoln Benefit's distribution channels. Payments related to the Sales Incentive Plan totaled $62,343 for 2009. Mr. Dahl did not participate in the Sales Incentive Plan in 2010. No other named executives of Lincoln Benefit participated in the Sales Incentive Plan.
/(6)/Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2010 and 2009. These are benefits under the Allstate Retirement Plan (ARP) and the Allstate Insurance Company Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since our Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 16 to Allstate's audited financial statements for 2010.)
/(7)/The "All Other Compensation for 2010--Supplemental Table" provides details regarding the amounts for 2010 for this column.
/(8)/Reflects increases in the actuarial value of the benefits provided to
     Mr. Winter pursuant to the SRIP of $1,100.
/(9)/Reflects increases in the actuarial value of the benefits provided to Mr. Pintozzi pursuant to the ARP and SRIP of $4,396 and $4,339, respectively.
/(10)/Reflects increases in the actuarial value of the benefits provided to Mr. Dahl pursuant to the ARP and SRIP of $82,402 and $53,831, respectively.
/(11)/Reflects increases in the actuarial value of the benefits provided to Mr. Easley pursuant to the ARP and SRIP of $3,098 and $3,178, respectively.
/(12)/Reflects increases in the actuarial value of the benefits provided to Mr. Becker pursuant to the ARP and SRIP of $23,305 and $12,311, respectively.

              ALL OTHER COMPENSATION FOR 2010--SUPPLEMENTAL TABLE

                                 (In dollars)

   The following table describes the incremental cost of other benefits provided in 2010 that are included in the "All Other Compensation" column.

                                                             TOTAL
                              401(K)     PTO               ALL OTHER
          NAME               MATCH/(1)/ PAYOUT OTHER/(2)/ COMPENSATION
          ----               ---------  ------ ---------  ------------
          Mr. Winter... 2010   1,400         0   8,682       10,082
          Mr. Pintozzi. 2010   2,009         0   5,519        7,528
          Mr. Dahl..... 2010   4,900    21,539  10,200       36,639
          Ms. Easley... 2010   2,009         0   7,487        9,496
          Mr. Becker... 2010   1,986         0   4,777        6,763

--------
/(1)/Each of the named executives participated in our 401(k) plan during 2010.
     The amount shown is the amount allocated to their accounts as employer matching contributions. Mr. Winter will not be vested in the employer matching contribution until he has completed three years of vesting service.
/(2)/"Other" consists of premiums for group life insurance and personal benefits and perquisites consisting of cell phones, tax preparation services, financial planning, executive physicals, ground transportation, and supplemental long-term disability coverage. There was no incremental cost for the use of mobile phones. Allstate provides supplemental long-term disability coverage to regular full-time and regular part-time employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the Group Long Term Disability Insurance Plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2010 and so no incremental cost is reflected in the table. None of the personal benefits and perquisites individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the named executives, except for the payment to Mr. Dahl, in accordance with Nebraska law, of $21,539 for paid time off accrued but not taken in 2010.

           GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2010/(1)/

   The following table provides information about non-equity incentive plan awards and equity awards granted to our named executives during the fiscal year 2010 to the extent the expense for such awards was allocated to Lincoln Benefit under the Service and Expense Agreement.

                                                                                 ALL OTHER ALL OTHER
                                                                                   STOCK     OPTION
                                                      ESTIMATED FUTURE PAYOUTS    AWARDS:   AWARDS:    EXERCISE
                                                     UNDER NON-EQUITY INCENTIVE  NUMBER OF NUMBER OF    OR BASE
                                                          PLAN AWARDS/(2)/       SHARES OF SECURITIES  PRICE OF
                                                     --------------------------- STOCK OR  UNDERLYING   OPTION
                  GRANT                              THRESHOLD TARGET   MAXIMUM    UNITS    OPTIONS     AWARDS
NAME              DATE             PLAN NAME            ($)     ($)       ($)       (#)       (#)     ($/SHR)/(3)/
----          -------------- ----------------------- --------- ------- --------- --------- ---------- -----------
Mr. Winter... --             Annual cash incentive    107,625  215,250 1,104,233
              Feb. 22, 2010  Restricted stock units                                6,716
              Feb. 22, 2010  Stock options                                                   39,571     $31.41

Mr. Pintozzi. --             Annual cash incentive     39,219   78,439   196,097
              Feb. 22, 2010  Restricted stock units                                3,020
              Feb. 22, 2010  Stock options                                                    9,582     $31.41

Mr. Dahl..... --             Annual cash incentive     48,006   96,012   240,029
              Feb. 22, 2010  Restricted stock units                                1,701
              Feb. 22, 2010  Stock options                                                    1,799     $31.41

Mr. Easley... --             Annual cash incentive     36,475   72,949   182,373
              Feb. 22, 2010  Restricted stock units                                2,775
              Feb. 22, 2010  Stock options                                                    2,935     $31.41

Mr. Becker... --             Annual cash incentive     22,307   44,613   111,533
              Feb. 22, 2010  Restricted stock units                                  592
              Feb. 22, 2010  Stock options                                                    5,638     $31.41



                 GRANT DATE
              FAIR VALUE ($)/(4)/
              -------------------
               STOCK     OPTION
NAME           AWARDS    AWARDS
----          --------  --------
Mr. Winter...
              $210,943
                        $391,756

Mr. Pintozzi.
              $ 94,860
                        $ 94,859

Mr. Dahl.....
              $ 53,428
                        $ 17,810

Mr. Easley...
              $ 87,172
                        $ 29,058

Mr. Becker...
              $ 18,609
                        $ 55,811

--------
/(1)/Awards under the annual executive incentive plans and the 2009 Equity
     Incentive Plan.
/(2)/The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is fifty percent of target, as the minimum amount payable if threshold performance is achieved. If threshold is not achieved the payment to named executives would be zero. The target amount is based upon achievement of certain performance measures set forth in the "Annual Cash Incentive Awards" section. The maximum amount payable to Mr. Winter is the lesser of a stockholder approved maximum under the Annual Executive Incentive Plan of $8.5 million or 25% of the award pool. The award pool is equal to 1.0% of Operating Income. None of the other named executives participate in the operating income pool. A description of the Operating Income performance measure is provided under the "Performance Measures" caption on page 85.
/(3)/The exercise price of each option is equal to the fair market value of Allstate's common stock on the date of grant. Fair market value is equal to the closing sale price on the date of grant or, if there was no such sale on the date of grant, then on the last previous day on which there was a sale.
/(4)/The aggregate grant date fair value of restricted stock units was $31.41 and for stock option awards was $9.90 for 2010, computed in accordance with FASB ASC 718. The assumptions used in the valuation are discussed in footnotes 3 and 4 to the Summary Compensation Table on pages 70 and 71.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

   The following table summarizes the outstanding equity awards of the named executives as of December 31, 2010, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2010. The percentage of each equity award actually allocated to Lincoln Benefit has varied over the years during which these awards were granted depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of such equity awards between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive's equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive's compensation to Lincoln Benefit in 2010 under the Service and Expense Agreement.

                                        OPTION AWARDS/(1)/                                          STOCK AWARDS
              ------------------------------------------------------------------------   ------------------------------------
                                                                                                         NUMBER
                                                                                                           OF
                                                                                                         SHARES
                                                                                                        OR UNITS
                                NUMBER OF         NUMBER OF                                             OF STOCK MARKET VALUE
                               SECURITIES        SECURITIES                                               THAT   OF SHARES OR
                               UNDERLYING        UNDERLYING                                               HAVE     UNITS OF
                 OPTION        UNEXERCISED       UNEXERCISED      OPTION     OPTION                       NOT     STOCK THAT
                  GRANT        OPTIONS (#)       OPTIONS (#)     EXERCISE  EXPIRATION     STOCK AWARD    VESTED    HAVE NOT
NAME              DATE       EXERCISABLE/(2)/ UNEXERCISABLE/(3)/  PRICE       DATE        GRANT DATE    (#)/(4)/ VESTED/(5)/
----          -------------- ---------------  -----------------  -------- -------------- -------------- -------- ------------
Mr. Winter... Nov. 2, 2009        2,406             7,219         $29.64  Nov. 2, 2019   Nov. 2, 2009    1,694     $ 54,019
              Feb. 22, 2010           0            39,571         $31.41  Feb. 22, 2020  Feb. 22, 2010   6,716     $214,100

                                                                                                                  AGGREGATE
                                                                                                                 MARKET VALUE
                                                                                                                 ------------
                                                                                                                   $268,119
Mr. Pintozzi. Sep. 30, 2002         513                 0         $35.17  Sep. 30, 2012
              Feb. 7, 2003        1,435                 0         $31.78  Feb. 7, 2013
              Feb. 6, 2004        2,041                 0         $45.96  Feb. 6, 2014
              Feb. 22, 2005       5,616                 0         $52.57  Feb. 22, 2015
              Feb. 21, 2006       5,562                 0         $53.84  Feb. 21, 2016
              Feb. 21, 2006       3,690                 0         $53.84  Feb. 21, 2016
              Feb. 20, 2007       4,094             1,365         $62.24  Feb. 20, 2017  Feb. 20, 2007     753     $ 23,998
              Feb. 26, 2008       4,872             4,872         $48.82  Feb. 26, 2018  Feb. 26, 2008   1,057     $ 33,710
              Feb. 27, 2009       2,542            15,312         $16.83  Feb. 27, 2019  Feb. 27, 2009   3,592     $114,526
              Feb. 22, 2010           0             9,582         $31.41  Feb. 22, 2020  Feb. 22, 2010   3,020     $ 96,279

                                                                                                                  AGGREGATE
                                                                                                                 MARKET VALUE
                                                                                                                 ------------
                                                                                                                   $268,513
Mr. Dahl..... May 15, 2001        4,224                 0         $42.00  May 15, 2011
              Feb. 7, 2002        5,868                 0         $33.38  Feb. 7, 2012
              Feb. 7, 2003        3,200                 0         $31.78  Feb. 7, 2013
              Feb. 6, 2004        3,333                 0         $45.96  Feb. 6, 2014
              Feb. 22, 2005       2,492                 0         $52.57  Feb. 22, 2015
              Feb. 21, 2006       3,418                 0         $53.84  Feb. 21, 2016
              Feb. 20, 2007       2,154               719         $62.24  Feb. 20, 2017  Feb. 20, 2007     397     $ 12,656
              Feb. 26, 2008       2,747             2,747         $48.82  Feb. 26, 2018  Feb. 26, 2008     596     $ 19,001
              Feb. 27, 2009       1,127             6,382         $16.83  Feb. 27, 2019  Feb. 27, 2009   1,497     $ 47,724
              Feb. 22, 2010           0             1,799         $31.41  Feb. 22, 2020  Feb. 22, 2010   1,701     $ 54,228

                                                                                                                  AGGREGATE
                                                                                                                 MARKET VALUE
                                                                                                                 ------------
                                                                                                                   $133,609

                                      OPTION AWARDS/(1)/                                          STOCK AWARDS
            ------------------------------------------------------------------------   ------------------------------------
                                                                                                       NUMBER
                                                                                                         OF
                                                                                                       SHARES
                                                                                                      OR UNITS
                              NUMBER OF         NUMBER OF                                             OF STOCK MARKET VALUE
                             SECURITIES        SECURITIES                                               THAT   OF SHARES OR
                             UNDERLYING        UNDERLYING                                               HAVE     UNITS OF
               OPTION        UNEXERCISED       UNEXERCISED      OPTION     OPTION                       NOT     STOCK THAT
                GRANT        OPTIONS (#)       OPTIONS (#)     EXERCISE  EXPIRATION     STOCK AWARD    VESTED    HAVE NOT
NAME            DATE       EXERCISABLE/(2)/ UNEXERCISABLE/(3)/  PRICE       DATE        GRANT DATE    (#)/(4)/ VESTED/(5)/
----        -------------- ---------------  -----------------  -------- -------------- -------------- -------- ------------
Mr. Easley. May 9, 2005         6,150                 0         $57.04  May 9, 2015
            Feb. 21, 2006       5,274                 0         $53.84  Feb. 21, 2016
            Feb. 21, 2006       3,690                 0         $53.84  Feb. 21, 2016
            Feb. 20, 2007       3,940             1,314         $62.24  Feb. 20, 2017  Feb. 20, 2007     724     $ 23,096
            Feb. 26, 2008       4,712             4,712         $48.82  Feb. 26, 2018  Feb. 26, 2008   1,023     $ 32,599
            Feb. 27, 2009       4,191            12,573         $16.83  Feb. 27, 2019  Feb. 27, 2009   2,950     $ 94,044
            Feb. 22, 2010           0             2,935         $31.41  Feb. 22, 2020  Feb. 22, 2010   2,775     $ 88,476

                                                                                                                AGGREGATE
                                                                                                               MARKET VALUE
                                                                                                               ------------
                                                                                                                 $238,215
Mr. Becker. Feb. 6, 2004          595                 0         $45.96  Feb. 6, 2014
            Feb. 22, 2005         465                 0         $52.57  Feb. 22, 2015
            Feb. 21, 2006         561                 0         $53.84  Feb. 21, 2016
            Feb. 20, 2007         410               137         $62.24  Feb. 20, 2017  Feb. 20, 2007      76     $  2,418
            Feb. 26, 2008         501               501         $48.82  Feb. 26, 2018  Feb. 26, 2008     109     $  3,464
            Feb. 27, 2009       1,190             3,569         $16.83  Feb. 27, 2019  Feb. 27, 2009     838     $ 26,704
            Feb. 22, 2010           0             5,638         $31.41  Feb. 22, 2020  Feb. 22, 2010     592     $ 18,887

                                                                                                                AGGREGATE
                                                                                                               MARKET VALUE
                                                                                                               ------------
                                                                                                                 $ 51,473

--------
/(1)/The options granted in 2010 vest in three installments of 50% on the second anniversary date and 25% on each of the third and fourth anniversaries dates. The other options vest in four installments on the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate's common stock on the date of grant. For options granted prior to 2007, fair market value is equal to the average of high and low sale prices on the date of grant, and for options granted in 2007 and thereafter, fair market value is equal to the closing sale price on the date of grant or in each case, if there was no sale on the date of grant, then on the last previous day on which there was a sale.
/(2)/The aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2010, for each of the named executives is as follows: Mr. Winter $5,391 (2,406 aggregate number exercisable), Mr. Pintozzi $38,401 (3,977 aggregate number exercisable), Mr. Dahl $17,281 (4,327 aggregate number exercisable), Mr. Easley $63,069 (4,191 aggregate number exercisable), and Mr. Becker $17,907 (1,190 aggregate number exercisable)
/(3)/The aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2010, for each of the named executives is as follows: Mr. Winter $34,770 (46,791 aggregate number exercisable), Mr. Pintozzi $234,947 (24,894 aggregate number unexercisable), Mr. Dahl $96,895 (8,181 aggregate number unexercisable), Mr. Easley $190,598 (15,508 aggregate number unexercisable), and Mr. Becker $56,370 (9,207 aggregate number unexercisable).
/(4)/The restricted stock unit awards granted in 2010 vest in three installments of 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The other restricted stock unit awards vest in one installment on the fourth anniversary of the grant date, unless otherwise noted.
/(5)/Amount is based on the closing price of Allstate common stock of $31.88 on December 31, 2010.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2010

   The following table summarizes the options exercised by the named executives during 2010 and the restricted stock and restricted stock unit awards that vested during 2010, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2010.

           OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2010

                        OPTION AWARDS
                       (AS OF 12/31/10)                  STOCK AWARDS
               -------------------------------- -------------------------------
               NUMBER OF SHARES                 NUMBER OF SHARES
                 ACQUIRED ON    VALUE REALIZED    ACQUIRED ON    VALUE REALIZED
 NAME            EXERCISE (#)   ON EXERCISE ($)   VESTING (#)    ON VESTING ($)
 ----          ---------------- --------------- ---------------- --------------
 Mr. Winter...          0           $     0          $    0         $     0
 Mr. Pintozzi.      2,562           $36,015           1,087         $33,921
 Mr. Dahl.....      4,851           $33,820             516         $16,110
 Mr. Easley...          0           $     0           1,043         $32,551
 Mr. Becker...          0           $     0              84         $ 2,637

RETIREMENT BENEFITS

   Each named executive participates in two different defined benefit pension plans. Pension expense for each named executive under these plans has been accrued annually over the course of the executive's career with Allstate. The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over that period of time has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2010 attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive's accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive's career with Allstate by the percentage used for allocating such named executive's compensation to Lincoln Benefit under the Service and Expense Agreement in 2010.

                               PENSION BENEFITS

                                                       NUMBER OF       PRESENT
                                                         YEARS        VALUE OF           PAYMENTS
                                                       CREDITED      ACCUMULATED        DURING LAST
NAME                          PLAN NAME               SERVICE (#) BENEFIT/(1)(2)/ ($) FISCAL YEAR ($)
----             ------------------------------------ ----------- -----------------   ---------------
Mr. Winter/(3)/. Allstate Retirement Plan                 1.2                0               0
                 Supplemental Retirement Income Plan      1.2            1,100               0
Mr. Pintozzi.... Allstate Retirement Plan                 8.3           19,939               0
                 Supplemental Retirement Income Plan      8.3           20,553               0
Mr. Dahl........ Allstate Retirement Plan                23.9          522,155               0
                 Supplemental Retirement Income Plan     23.9          437,358               0
Mr. Easley...... Allstate Retirement Plan                 5.7           10,343               0
                 Supplemental Retirement Income Plan      5.7           15,229               0
Mr. Becker...... Allstate Retirement Plan                10.0          116,258               0
                 Supplemental Retirement Income Plan     10.0           90,137               0

--------
/(1)/These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will only be known at the time they become eligible for payment. Accrued benefits were calculated as of December 31, 2010, and used to calculate the Present Value of Accumulated Benefits at December 31, 2010. December 31 is our pension plan measurement date used for financial statement reporting purposes.

   The amounts listed in this column are based on the following assumptions:

    . Discount rate of 6%, payment form assuming 80% paid as a lump sum and 20% paid as an annuity, lump-sum/annuity conversion segmented interest rates of 5.0% for the first five years, 6.5% for the next 15 years, and 7% for all years after 20 and the 2011 combined static
       Pension Protection Act funding mortality table with a blend of 50% males and 50% females (as required under the Internal Revenue Code), and post-retirement mortality for annuitants using the 2011 Internal Revenue Service mandated annuitant table; these are the same as those used for financial reporting year-end disclosure as described in the notes to Allstate's consolidated financial statements. (See note 16 to Allstate's audited financial statements for 2010.)

    . Based on guidance provided by the Securities and Exchange Commission, we have assumed normal retirement age which is age 65 under both the ARP and SRIP, regardless of any announced or anticipated retirements.

    . No assumption for early termination, disability, or pre-retirement mortality.

/(2)/The figures shown in the table above reflect the present value of the current accrued pension benefits calculated using the assumptions described in the preceding footnote. If the named executives' employment terminated on December 31, 2010, the present value of the non-qualified pension benefits for each named executive earned through December 31, 2010, is shown in the following table:

                                                             LUMP SUM
         NAME                       PLAN NAME               AMOUNT ($)
         ----          ------------------------------------ ----------
         Mr. Winter... Supplemental Retirement Income Plan     1,159
         Mr. Pintozzi. Supplemental Retirement Income Plan    22,528
         Mr. Dahl..... Supplemental Retirement Income Plan   660,832
         Mr. Easley... Supplemental Retirement Income Plan    15,895
         Mr. Becker... Supplemental Retirement Income Plan   118,725

   The amount shown is based on the lump sum methodology (i.e., interest rate and mortality table) used by the Allstate pension plans in 2011, as required under the Pension Protection Act. Specifically, the interest rate for 2011 is based on 20% of the average August 30-year Treasury Bond rate from the prior year and 80% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2011 is the 2011 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as required under the Internal Revenue Code.

/(3)/Mr. Winter is not currently vested in the Allstate Retirement Plan or the Supplemental Retirement Income Plan.

   The benefits and value of benefits shown in the Pension Benefits table are based on the following material factors:

  ALLSTATE RETIREMENT PLAN ("ARP")

   The ARP has two different types of benefit formulas (final average pay and cash balance) which apply to participants based on their date of hire or individual choice made prior to the January 1, 2003 introduction of a cash balance design. Of the named executives, Messrs. Winter, Pintozzi, and Easley are eligible to earn cash balance benefits. Benefits under the final average pay formula are earned and stated in the form of a straight life annuity payable at the normal retirement date (age 65). Participants who earn final average pay benefits may do so under one or more benefit formulas based on when they become members of the ARP and their years of service.

   Mr. Dahl and Mr. Becker earn ARP benefits under the post-1988 final average pay formula which is the sum of the Base Benefit and the Additional Benefit, as defined as follows:

    . Base Benefit =1.55% of the participant's average annual compensation, multiplied by credited service after 1988 (limited to 28 years of credited service)

    . Additional Benefit =0.65% of the amount, if any, of the participant's average annual compensation that exceeds the participant's covered compensation (the average of the maximum annual salary taxable for Social Security over the 35-year period ending the year the participant would reach Social Security retirement age) multiplied by credited service after 1988 (limited to 28 years of credited service)

   Since Mr. Dahl earned benefits between January 1, 1978, and December 31, 1988, one component of his ARP benefit will be based on the following benefit formula:

1. Multiply years of credited service from 1978 through 1988 by 2 1/8%.

2. Then, multiply the percentage from step (1) by

       a. Average annual compensation (five-year average) at December 31, 1988, and by

       b. Estimated Social Security at December 31, 1988.

3. Then, subtract 2(b) from 2(a). The result is the normal retirement allowance for service from January 1, 1978, through December 31, 1988.

4. The normal retirement allowance is indexed for final average pay. In addition, there is an adjustment of 18% of the normal retirement allowance as of December 31, 1988, to reflect a conversion to a single life annuity.

   For participants eligible to earn cash balance benefits, pay credits are added to the cash balance account on a quarterly basis as a percent of compensation and based on the participant's years of vesting service as follows:

                         CASH BALANCE PLAN PAY CREDITS

                                                    PAY CREDIT
                  VESTING SERVICE                       %
                  ---------------                   ----------
                  Less than 1 year.................      0%
                  1 year, but less than 5 years....    2.5%
                  5 years, but less than 10 years..      3%
                  10 years, but less than 15 years.      4%
                  15 years, but less than 20 years.      5%
                  20 years, but less than 25 years.      6%
                  25 years or more.................      7%

  SUPPLEMENTAL RETIREMENT INCOME PLAN ("SRIP")

   SRIP benefits are generally determined using a two-step process:
(1) determine the amount that would be payable under the ARP formula specified above if the federal limits described above did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the ARP formula. The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, an eligible employee is also eligible for early retirement under the SRIP.

  OTHER ASPECTS OF THE PENSION PLANS

   For the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, pre-tax employee deposits made to Allstate's 401(k) plan and Allstate's cafeteria plan, holiday pay, and vacation pay. Eligible compensation also includes overtime pay, payment for temporary military service, and payments for short term disability, but does not include long-term cash incentive awards or income related to the exercise of stock options and the vesting of restricted stock and restricted stock units. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. For final average pay benefits, average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years preceding the actual retirement or termination date.

   Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality as required under the Internal Revenue Code. The lump sum payment under the cash balance benefit is generally equal to a participant's cash balance account balance. Payments from the SRIP are paid in the form of a lump sum using the same interest rate and mortality assumptions used under the ARP.

  TIMING OF PAYMENTS

   The earliest retirement age that a named executive may retire with unreduced retirement benefits under the ARP and SRIP is age 65. However, a participant earning final average pay benefits is entitled to an early retirement benefit on or after age 55 if he or she terminates employment after the completion of 20 or more years of service. A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance. Currently, none of the named executives are eligible for an early retirement benefit.

   SRIP benefits earned through December 31, 2004 (Pre 409A SRIP Benefits) are generally payable at age 65, the normal retirement date under the ARP. Pre 409A SRIP Benefits may be payable earlier upon reaching age 50 if disabled, following early retirement at age 55 or older with 20 years of service, or following death in accordance with the terms of the SRIP. SRIP benefits earned after December 31, 2004 (Post 409A SRIP Benefits) are paid on the January 1 following termination of employment after reaching age 55 (a minimum six month deferral period applies), or following death in accordance with the terms of the SRIP.

   Eligible employees are vested in the normal retirement benefit under the ARP and the SRIP on the earlier of the completion of five years of service or upon reaching age 65 for participants with final average pay benefits or the completion of three years of service or upon reaching age 65 for participants whose benefits are calculated under the cash balance formula.

    . Mr. Winter's SRIP benefit is not currently vested but would become payable following death. Mr. Winter will turn 65 on January 22, 2022.

    . Mr. Pintozzi's Pre 409A SRIP benefit would become payable as early as January 1, 2011, but is immediately payable upon death. Mr. Pintozzi's Post 409A Benefit would be paid on January 1, 2021, or immediately upon death. Mr. Pintozzi will turn 65 on May 18, 2030.

    . Mr. Dahl's Pre 409A SRIP Benefit would become payable as early as January 1, 2015, but is immediately payable upon death or disability. Mr. Dahl's Post 409A Benefit would be paid on January 1, 2015, or immediately upon death. Mr. Dahl will turn 65 on August 2, 2024.

    . Mr. Easley's Post 409A Benefit would become payable as early as January 1, 2011, but is immediately payable upon death. Mr. Easley's Post 409A Benefit would be paid on January 1, 2012, or immediately upon death. Mr. Easley will turn 65 on March 28, 2021.

    . Mr. Becker's Pre 409A SRIP Benefit would become payable as early as January 1, 2021, but is immediately payable upon death or disability. Mr. Becker's Post 409A Benefit would be paid on January 1, 2011, or immediately upon death. Mr. Becker will turn 65 on July 9, 2020.

  EXTRA SERVICE AND PENSION BENEFIT ENHANCEMENT

   No additional service is granted under the ARP or the SRIP. Generally, Allstate has not granted additional service credit outside of the actual service used to calculate ARP and SRIP benefits.

NON-QUALIFIED DEFERRED COMPENSATION

   The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over each named executive's career with Allstate has varied depending on the extent of services rendered by such executive to

Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each named executive in the following table is the amount determined by multiplying the value of such named executive's non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive's career with Allstate by the percentage used for allocating such named executive's compensation to Lincoln Benefit under the Service and Expense Agreement in 2010.

          NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2010

                 EXECUTIVE    REGISTRANT   AGGREGATE    AGGREGATE    AGGREGATE
               CONTRIBUTIONS CONTRIBUTIONS  EARNINGS  WITHDRAWALS/    BALANCE
                IN LAST FY    IN LAST FY   IN LAST FY DISTRIBUTIONS AT LAST FYE
 NAME               ($)           ($)       ($)/(1)/       ($)       ($)/(2)/
 ----          ------------- ------------- ---------- ------------- -----------
 Mr. Winter...       0             0           0            0            0
 Mr. Pintozzi.       0             0           0            0            0
 Mr. Dahl.....       0             0           0            0            0
 Ms. Easley...       0             0           0            0            0
 Mr. Becker...       0             0           0            0            0

--------
/(1)/Aggregate earnings were not included in the named executive's prior year compensation.
/(2)/There are no amounts reported in the Aggregate Balance at Last FYE column that were reported in the 2010 or 2009 Summary Compensation Tables.

   In order to remain competitive with other employers, Allstate allows employees, including the named executives, whose annual compensation exceeds the amount specified in the Internal Revenue Code (e.g., $245,000 in 2010), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

   Deferrals under the Deferred Compensation Plan are credited with earnings, or are subject to losses, based on the results of the investment option or options selected by the participants. The investment options available in 2010 under the Deferred Compensation Plan are Stable Value, S&P 500, International Equity, Russell 2000, and Bond Funds--options available in 2010 under our 401(k) plan. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or losses based on the funds' investment experience, which are net of administration and investment expenses. Because the rate of return is based on actual investment measures in our 401(k) plan, no above-market earnings are paid. Similar to participants in our 401(k) plan, participants can change their investment elections daily. Investment changes are effective the next business day. The Deferred Compensation Plan is unfunded; participants have only the rights of general unsecured creditors.

   Deferrals under the Deferred Compensation Plan are segregated into Pre 409A balances and Post 409A balances. A named executive may elect to begin receiving a distribution of a Pre 409A balance upon separation from service or in one of the first through fifth years after separation from service. In either event, the named executive may elect to receive payment of a Pre 409A balance in a lump sum or in annual cash installment payments over a period of two to ten years. An irrevocable distribution election is required before making any Post 409A deferrals into the plan. The distribution options available to the Post 409A balances are similar to those available to the Pre 409A balances, except the earliest distribution date is six months following separation from service. Upon a showing of unforeseeable emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

POTENTIAL PAYMENTS AS A RESULT OF TERMINATION OR CHANGE-IN-CONTROL

   The following table lists the compensation and benefits that Allstate would pay or provide to the named executives in various scenarios involving a termination of employment, other than compensation and benefits generally available to all salaried employees.

                             COMPENSATION ELEMENTS

                                                                                                          NON-
                                                                                                        QUALIFIED
                            BASE         SEVERANCE         ANNUAL                        RESTRICTED      PENSION
TERMINATION SCENARIOS      SALARY           PAY           INCENTIVE     STOCK OPTIONS   STOCK UNITS   BENEFITS/(1)/
---------------------    ------------ ----------------- -------------- ---------------- ------------- --------------
VOLUNTARY TERMINATION... Ceases       None              Forfeited      Unvested are     Forfeited     Distributions
                         immediately                    unless         forfeited,                     commence
                                                        terminated     vested expire                  per plan
                                                        on last day    at the earlier
                                                        of fiscal      of three
                                                        year           months or
                                                                       normal
                                                                       expiration

INVOLUNTARY              Ceases       None              Forfeited      Unvested are     Forfeited     Distributions
 TERMINATION/(3)/....... immediately                    unless         forfeited,                     commence
                                                        terminated     vested expire                  per plan
                                                        on last day    at the earlier
                                                        of fiscal      of three
                                                        year           months or
                                                                       normal
                                                                       expiration

RETIREMENT/(4)/......... Ceases       None              Pro rated for  Continue to      RSUs          Distributions
                         Immediately                    the year       vest upon        continue to   commence
                                                        based on       normal or        vest upon     per plan
                                                        actual         health           normal
                                                        performance    retirement;      retirement.
                                                        for the year   unvested         Forfeited in
                                                                       forfeited upon   early
                                                                       early            retirement.
                                                                       retirement. All
                                                                       expire at
                                                                       earlier of five
                                                                       years or
                                                                       normal
                                                                       expiration

TERMINATION DUE TO       Ceases       Lump sum          Pro rated at   Vest             Vest          Immediately
 CHANGE IN CONTROL/(5)/. Immediately  equal to a        target         immediately      immediately   payable
                                      multiple of       (reduced by    upon a change    upon a        upon a
                                      salary, a         any actually   in control       change in     change in
                                      multiple of       paid)                           control       control
                                      annual
                                      incentive at
                                      target and
                                      pension
                                      enhancement/(6)/

DEATH................... One month    None              Pro rated for  Vest             Vest          Distributions
                         salary paid                    year based     immediately      immediately   commence
                         upon death                     on actual      and expire at                  per plan
                                                        performance    earlier of two
                                                        for the year   years or
                                                                       normal
                                                                       expiration

                                               HEALTH,
                                              WELFARE AND
                             DEFERRED           OTHER
TERMINATION SCENARIOS    COMPENSATION/(2)/     BENEFITS
---------------------    ------------------ ----------------
VOLUNTARY TERMINATION... Distributions      None
                         commence per
                         participant
                         election





INVOLUNTARY              Distributions      None
 TERMINATION/(3)/....... commence per
                         participant
                         election





RETIREMENT/(4)/......... Distributions      None
                         commence per
                         participant
                         election











TERMINATION DUE TO       Immediately        Outplacement
 CHANGE IN CONTROL/(5)/. payable upon a     services
                         change in control  provided;
                          continuation
                          coverage
                           subsidized/(7)/





DEATH................... Payable within     None
                         90 days






                                                                                              NON-
                                                                                            QUALIFIED
                          BASE      SEVERANCE     ANNUAL                      RESTRICTED     PENSION         DEFERRED
TERMINATION SCENARIOS    SALARY       PAY        INCENTIVE    STOCK OPTIONS   STOCK UNITS  BENEFITS/(1)/  COMPENSATION/(2)/
---------------------  ------------ ---------  -------------- --------------- -----------  ------------   ----------------
     DISABILITY....... Ceases         None     Pro rated for  Vest            Forfeited    Participant     Distributions
                       Immediately             year based     immediately                  may             commence per
                                               on actual      and expire at                request         participant
                                               performance    earlier of two               payment if      election
                                               for the year   years or                     age 50 or
                                                              normal                       older
                                                              expiration

                         HEALTH,
                       WELFARE AND
                          OTHER
TERMINATION SCENARIOS    BENEFITS
---------------------  -------------
     DISABILITY....... Supplemental
                       Long Term
                       Disability
                       benefits



--------
/(1)/See the section titled Pension Benefits for further detail on non-qualified pension benefits and timing of payments.
/(2)/See the Non-Qualified Deferred Compensation section for additional information on the Deferred Compensation Plan and distribution options available.
/(3)/Examples of "Involuntary Termination" independent of a change-in-control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, and reduction in force.
/(4)/Retirement for purposes of the annual cash incentive plans is defined as voluntary termination on or after the date the named executive attains age 55 with at least 20 years of service. The "normal retirement date" under the equity awards is the date on or after the date the named executive attains age 60 with at least one year of service. The "health retirement date" is the date on which the named executive terminates for health reasons after attaining age 50, but before attaining age 60, with at least ten years of continuous service. The "early retirement date" is the date the named executive attains age 55 with 20 years of service.
/(5)/Of the named executives, only Messrs. Winter, Pintozzi, and Easley are subject to change-in-control agreements. In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of the Board; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because, in a widely held company the size of Allstate, they could each result in a substantial change in management. Effective upon a change-in-control, the named executives become subject to covenants prohibiting competition and solicitation of employees, customers, and suppliers at any time until one year after termination of employment. During the two-year period following a change-in-control, the change-in-control agreements provide for a minimum salary, annual cash incentive awards, and other benefits. In addition, they provide that the named executives' positions, authority, duties, and responsibilities will be at least commensurate in all material respects with those held prior to the change-in-control. If a named executive incurs legal fees or other expenses in an effort to enforce the change-in-control agreement, Allstate will reimburse the named executive for these expenses unless it is established by a court that the named executive had no reasonable basis for the claim or acted in bad faith.
/(6)/For those named executives subject to change-in-control agreements, severance benefits would be payable if the named executive's employment is terminated either by Allstate without "cause" or by the executive for "good reason" as defined in the agreements during the two-year period following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the change-in-control agreement, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive's base compensation, authority, duties, or responsibilities, a material change in the geographic location where the named executive performs services, or a material breach of the change-in-control agreement by Allstate. Mr. Winter's cash severance payment would be three times salary and three times annual incentive at target. Messrs. Pintozzi's and Easley's cash severance payments would be two times their respective salary and two times their respective annual incentive at target.

   For the named executives subject to change-in-control agreements, the pension enhancement is a lump sum payment equal to the positive difference, if any, between: (a) the sum of the lump-sum values of each maximum annuity that would be payable to the named executive under any defined benefit plan (whether or not qualified under Section 401(a) of the Internal Revenue Code) if the named executive had: (i) become fully vested in all such benefits,
   (ii) attained as of the named executive's termination date an age that is two years (three years for Mr. Winter) greater than the named executive's actual age, (iii) accrued a number of years of service that is two years (three years for Mr. Winter) greater than the number of years of service actually accrued by the named executive as of the named executive's termination date, and (iv) received a lump-sum severance benefit consisting of two times base salary (three for Mr. Winter), two (three for Mr. Winter) times annual incentive cash compensation calculated at target, plus the 2010 annual incentive cash award as covered compensation in equal monthly installments during the two-year period following the named executive's termination date (a three-year period applies to Mr. Winter); and (b) the lump-sum values of the maximum annuity benefits vested and payable to named executive under each defined benefit plan that is qualified under
   Section 401(a) of the Internal Revenue Code plus the aggregate amounts simultaneously or previously paid to the named executive under the defined benefit plans (whether or not qualified under Section 401(a)). The calculation of the lump sum amounts payable under this formula does not impact the benefits payable under the ARP or the SRIP.

/(7)/For the named executives subject to change-in-control agreements, if the named executive's employment is terminated by reason of death during the two-year period commencing on the date of a change-in-control, the named executive's estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives at Allstate. In the event of termination by reason of disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives. In addition, such survivor or disability benefits shall not be materially less favorable, in the aggregate, than the most favorable benefits in effect during the 90-day period preceding the change-in-control.

             ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION/(1)/

   The table below describes the amount of compensation payable to each named executive or the value of benefits provided to the named executives, calculated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2010, that exceed the compensation or benefits generally available to all salaried employees in each termination scenario. The "Total" column in the following table does not reflect compensation or benefits previously accrued or earned by the named executives such as deferred compensation and non-qualified pension benefits. The payment of the 2010 annual cash incentive award and any 2010 salary earned but not paid in 2010 due to Allstate's payroll cycle are not included in these tables because these amounts are payable to the named executives regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2010, employment termination date.

                                                                    RESTRICTED
                                                        STOCK          STOCK
                                                      OPTIONS--       UNITS--        WELFARE       EXCISE TAX
                                                      UNVESTED       UNVESTED      BENEFITS AND   REIMBURSEMENT
                                                         AND            AND        OUTPLACEMENT      AND TAX
                                           SEVERANCE ACCELERATED    ACCELERATED      SERVICES     GROSS-UP/(2)/   TOTAL
NAME                                          ($)        ($)            ($)            ($)             ($)         ($)
----                                       --------- -----------    -----------    ------------   ------------- ---------
MR. WINTER
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/. 1,202,254    34,770        268,119         10,263/(5)/    448,200    1,963,606
Death.....................................              34,770        268,119              0               0      302,889
Disability................................              34,770              0        637,274/(6)/          0      672,044
MR. PINTOZZI
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/.   442,285   234,947        268,513         13,593/(5)/          0      959,338
Death.....................................         0   234,947        268,513              0               0      503,460
Disability................................         0   234,947              0        707,459/(6)/          0      942,406
MR. DAHL
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/.         0    96,895/(7)/   133,609/(7)/         0               0      230,504
Death.....................................              96,895        133,609              0               0      230,504
Disability................................              96,895              0        703,387/(6)/          0      800,282
MR. EASLEY
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/.   381,650   190,598        238,215         12,614/(5)/          0      823,077
Death.....................................             190,598        238,215              0               0      428,813
Disability................................             190,598              0        397,373/(6)/          0      587,971
MR. BECKER
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/.         0    56,370/(7)/    51,473/(7)/         0               0      107,843
Death.....................................         0    56,370         51,473              0               0      107,843
Disability................................         0    56,370              0        186,591/(6)/          0      242,961

--------
/(1)/A "0" indicates that either there is no amount payable to the named executive or no amount payable to the named executive that is not also made available to all salaried employees.
/(2)/Certain payments made as a result of a change in control are subject to a 20% excise tax imposed on the named executive by Section 4999 of the Code. The Excise Tax Reimbursement and Tax Gross-up is the amount Allstate would pay to the named executive as reimbursement for the 20% excise tax plus a tax gross-up for any taxes incurred by the named executive resulting from the reimbursement of such excise tax. The estimated amounts of reimbursement of any resulting excise taxes were determined without regard to the effect that restrictive covenants and any other facts and circumstances may have on the amount of excise taxes, if any, that ultimately might be payable in the event these payments were made to a named executive which is not subject to reliable advance prediction or a reasonable estimate. Allstate believes providing an excise tax gross-up mitigates the possible disparate tax treatment for similarly situated employees and is appropriate in this limited circumstance to prevent the intended value of a benefit from being significantly and arbitrarily reduced. However, starting in 2011, new change-in-control agreements will not include an excise tax gross-up provision.

/(3)/As of December 31, 2010 none of the named executives was eligible to retire in accordance with Allstate's policy or the terms of any of the Allstate compensation and benefit plans including the equity incentive plans.
/(4)/The values in this change-in-control row represent amounts paid if both the change-in-control and termination occur on December 31, 2010. If there was a change-in-control that did not result in a termination, the amounts payable to each named executive would be as follows:

                    STOCK OPTIONS--                            TOTAL--
                     UNVESTED AND   RESTRICTED STOCK UNITS-- UNVESTED AND
                      ACCELERATED   UNVESTED AND ACCELERATED ACCELERATED
      NAME                ($)                 ($)                ($)
      ----          --------------- ------------------------ ------------
      Mr. Winter...      34,770             268,119            302,889
      Mr. Pintozzi.     234,947             268,513            503,460
      Mr. Dahl.....      96,895             133,609            230,504
      Mr. Easley...     190,598             238,215            428,813
      Mr. Becker...      56,370              51,473            107,843

   A change-in-control also would accelerate the distribution of non-qualified deferred compensation and SRIP benefits for Messrs. Winter, Pintozzi, and Easley. Within five business days after the effective date of a change-in-control, each named executive subject to a change-in-control agreement would receive any deferred compensation account balances and a lump sum payment equal to the present value of the named executive's SRIP benefit. Please see the Non-Qualified Deferred Compensation at Fiscal Year End 2010 table and footnote 2 to the Pension Benefits table in the Retirement Benefits section for details regarding the applicable amounts for each named executive.

/(5)/The Welfare Benefits and Outplacement Services amount includes the cost to provide certain welfare benefits to the named executive and family during the period which the named executive is eligible for continuation coverage under applicable law. The amount shown reflects Allstate's costs for these benefits or programs assuming an 18-month continuation period. The value of outplacement services for Mr. Winter is $20,000 and $15,000 for Messrs. Pintozzi and Easley.
/(6)/The named executives are eligible to participate in Allstate's supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the Allstate Long Term Disability Plan (Basic Plan). The benefit is equal to 50% of the named executive's qualified annual earnings divided by twelve and rounded to the nearest one hundred dollars, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the Basic Plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the full present value of the monthly benefit payable until age 65.
/(7)/Messrs. Dahl and Becker did not have change-in control agreements in place. However, pursuant to the terms of their equity awards unvested stock options and restricted stock units would have become immediately payable upon a change-in control.

RISK MANAGEMENT AND COMPENSATION

   Allstate management has reviewed its compensation policies and practices and believes that they are appropriately structured, that they are consistent with its key operating priority of keeping Allstate financially strong, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk taking. Allstate believes that executive compensation has to be examined in the larger context of an effective risk management framework and strong internal controls. The Allstate Board and its Audit Committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation's exposure to risks posed by a wide variety of events and conditions. In addition, the Compensation and Succession Committee of Allstate employs an independent executive compensation consultant each year to assess Allstate's executive pay levels, practices, and overall program design.

   A review and assessment of potential compensation-related risks was conducted by Allstate management and reviewed by the Chief Risk Officer. Performance related incentive plans were analyzed using a process developed in conjunction with our independent executive compensation consultant.

   The 2010 risk assessment specifically noted that our compensation programs:

    . provide a balanced mix of cash and equity through annual and long-term incentives to align with short-term and long-term business goals.

    . utilize a full range of performance measures that Allstate believes correlate to long-term Allstate shareholder value creation.

    . incorporate strong governance practices, including paying cash incentive awards only after a review of executive and corporate performance.

    . enable the use of negative discretion to adjust annual incentive compensation payments when formulaic payouts are not warranted due to other circumstances.

   Furthermore, to ensure Allstate's compensation programs do not motivate imprudent risk taking, awards to Allstate executive officers, including
Mr. Winter, made after May 19, 2009, under the 2009 Equity Incentive Plan and awards made under the Annual Executive Incentive Plan are subject to clawback in the event of certain financial restatements.

PERFORMANCE MEASURES

   Information regarding our performance measures is disclosed in the limited context of Allstate's annual and long-term cash incentive awards and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

   The following are descriptions of the performance measures used for Allstate's annual cash incentive awards for 2010 and its long-term cash incentive awards for the 2008-2010 cycle which may be applied to compensation of Lincoln Benefit's named executives. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in our financial statements. Some of these measures use non-GAAP measures and operating measures. The Committee has approved the use of non-GAAP and operating measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which our executives have little influence or control, such as capital market conditions.

ANNUAL CASH INCENTIVE AWARDS FOR 2010

   OPERATING INCOME: This measure is used to assess financial performance. This measure is equal to net income adjusted to exclude the after tax effects of the items listed below:

    . Realized capital gains and losses (which includes the related effect on the amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments.

    .  Gains and losses on disposed operations.

    . Adjustments for other significant non-recurring, infrequent, or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or (b) there has been no similar charge or gain within the prior two years.

CORPORATE MEASURE

   ADJUSTED OPERATING INCOME PER DILUTED SHARE: This measure is used to assess financial performance. The measure is equal to net income adjusted to exclude the after-tax effects of the items listed below, divided by the weighted average shares outstanding on a diluted basis:

    . Realized capital gains and losses (which includes the related effect on the amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments.

    .  Gains and losses on disposed operations.

    . Adjustments for other significant non-recurring, infrequent, or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or (b) there has been no similar charge or gain within the prior two years.

    .  Restructuring and related charges.

    .  Effects of acquiring businesses.

    .  Negative operating results of sold businesses.

    .  Underwriting results of the Discontinued Lines and Coverages segment.

    . Any settlement, awards, or claims paid as a result of lawsuits and other proceedings brought against Allstate subsidiaries regarding the scope and nature of coverage provided under insurance policies issued by such companies.

ALLSTATE FINANCIAL MEASURES

   ADJUSTED OPERATING INCOME: This is a measure Allstate management uses to assess the profitability of the business. The Allstate Financial segment measure, operating income, is adjusted to exclude the after tax effects of restructuring and related charges and the potential amount by which 2010 guaranty fund assessments related to insured solvencies exceed $6 million. For disclosure of the Allstate Financial segment measure see footnote 18 to Allstate's audited financial statements.

   ADJUSTED OPERATING RETURN ON EQUITY: This is a measure Allstate management uses to assess profitability and capital efficiency. This measure is calculated using adjusted operating income, as defined above, as the numerator, and Allstate Financial's adjusted average subsidiary shareholder's equity as the denominator. Adjusted subsidiary shareholder's equity is the sum of subsidiaries' shareholder's equity for Allstate Life Insurance Company, Allstate Bank, a proportionate share of American Heritage Life Investment Corporation and certain other minor entities and excludes the effect of unrealized net capital gains and losses, net of tax and deferred acquisition costs. The average adjusted shareholder's equity is calculated by dividing the sum of Allstate Financial's adjusted shareholder's equity at year-end 2009 and at the end of each quarter of 2010 by five.

   ALLSTATE EXCLUSIVE AGENCY PROPRIETARY AND AWD WEIGHTED SALES: This operating measure is used to quantify the current year sales of financial products through Allstate's Exclusive Agency proprietary distribution channel, including agencies and direct, and the Allstate Workplace Division. The measure is calculated by applying a percentage or factor against the premium or deposits of life insurance, annuities and Allstate Workplace Division products that vary based on the relative expected profitability of the specific product. For non-Allstate Workplace Division proprietary products sold through Allstate Financial Services channel, the percentage or factors are consistent with those used for production credits by Allstate Protection.

ALLSTATE FINANCIAL PORTFOLIO RELATIVE TOTAL RETURN:

   PORTFOLIO RELATIVE TOTAL RETURN: Management uses the three following measures to assess the value of active portfolio management relative to the total return of a market based benchmark. The measure is calculated as the difference, in basis points, of the specific portfolio total return over a designated benchmark. Total return is principally determined using industry standards and the same sources used in preparing the financial statements to determine fair value. (See footnotes to our audited financial statements for our methodologies for estimating the fair value of our investments.) In general, total return represents the annualized increase or decrease, expressed as a percentage, in the value of the portfolio. Time weighted returns are utilized. The designated benchmark is a composite of pre-determined, customized indices which reflect the investment risk parameters established in investment policies by the boards of the relevant subsidiaries, weighted in proportion to our investment plan, in accordance with our investment policy. The specific measures and investments included are listed below:

    . PROPERTY LIABILITY PORTFOLIO RELATIVE TOTAL RETURN: Total return for Property-liability investments and Kennett investments.

    . ALLSTATE FINANCIAL PORTFOLIO RELATIVE TOTAL RETURN: Total return for Allstate Financial investments.

    . ALLSTATE PENSION PLANS PORTFOLIO RELATIVE TOTAL RETURN: Total return for the Allstate Retirement Plan and Agents Pension Plan investments.

LONG-TERM CASH INCENTIVE AWARDS

   AVERAGE ADJUSTED RETURN ON EQUITY RELATIVE TO PEERS: This measure is used to assess Allstate's financial performance against its peers. It is calculated as Allstate's ranked position relative to the insurance company peer group based upon three-year average adjusted return on equity, calculated on the same basis for Allstate and each of the peer insurance companies. Three-year average adjusted return on equity is the sum of the annual adjusted return on equity for each of the three years in the cycle divided by three. The annual adjusted return on equity is calculated as the ratio of net income divided by the average of shareholders' equity at the beginning and at the end of the year after excluding the component of accumulated other comprehensive income for unrealized net capital gains and losses.

   ALLSTATE FINANCIAL RETURN ON TOTAL CAPITAL: This is a measure management uses to measure the efficiency of capital utilized in the business. Three-year Allstate Financial return on total capital is the sum of the annual adjusted return on subsidiaries' shareholder's equity for each of the three years divided by three. The annual adjusted return on subsidiaries' shareholder's equity is the Allstate Financial measure, net income, divided by the average subsidiaries' shareholder's equity at the beginning and at the end of the year. The subsidiaries' shareholder's equity is the sum of the subsidiaries' shareholder's equity for Allstate Life Insurance Company, Allstate Bank, American Heritage Life Investment Corporation, and certain other minor entities, adjusted to exclude the loan protection business and excluding the component of accumulated other comprehensive income for unrealized net capital gains. (See note 18 to Allstate's audited financial statements for Allstate Financial net income.)

   ALLSTATE PROTECTION GROWTH IN POLICIES IN FORCE OVER THREE-YEAR CYCLE: This is a measure used by management to assess growth in the number of policies in force, which is a driver of premiums written. The measure is calculated as the sum of the percent increase in each of the three years in the total number of policies in force at the end of the year over the beginning of the year. The measure excludes property insurance, Allstate Motor Club, and the loan protection business and includes Allstate Canada.

ITEM 11(M).SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

   The following table shows the number of Lincoln Benefit shares owned by any beneficial owner who owns more than five percent of any class of Lincoln Benefit's voting securities.

                      NAME AND ADDRESS OF             AMOUNT AND NATURE OF       PERCENT OF
TITLE OF CLASS         BENEFICIAL OWNER               BENEFICIAL OWNERSHIP         CLASS
    (A)                      (B)                              (C)                   (D)
--------------  -------------------------------- ------------------------------- ----------
Capital Stock   Allstate Life Insurance Company             100,000                100%
                3100 Sanders Road,
                Northbrook, IL 60062

N/A             Allstate Insurance Company       Indirect voting and investment    N/A
                2775 Sanders Road,                  power of shares owned by
                Northbrook, IL 60062                Allstate Life Insurance
                                                            Company

N/A             The Allstate Corporation         Indirect voting and investment    N/A
                2775 Sanders Road,                  power of shares owned by
                Northbrook, IL 60062                Allstate Life Insurance
                                                            Company

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

   The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive officer of Lincoln Benefit individually, and by all executive officers and directors of Lincoln Benefit as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly, as well as shares subject to stock options exercisable on or prior to May 9, 2011 and restricted stock units for which restrictions expire on or prior to May 9, 2011. The percentage of Allstate shares of common stock beneficially owned by any Lincoln Benefit director, named executive officer or by all directors and executive officers of Lincoln Benefit as a group does not exceed 1%. The following share amounts are as of March 10, 2011. As of March 10, 2010, none of these shares were pledged as security.

                                                     COMMON STOCK SUBJECT TO
                                                     OPTIONS EXERCISABLE AND
                                                      RESTRICTED STOCK UNITS
                                                      FOR WHICH RESTRICTIONS
                                                        EXPIRE ON OR PRIOR
                             AMOUNT AND NATURE OF        TO MAY 9, 2011 -
                           BENEFICIAL OWNERSHIP OF         INCLUDED IN
                            ALLSTATE COMMON STOCK           COLUMN (A)
 NAME OF BENEFICIAL OWNER            (A)                       (B)
 ------------------------  ------------------------  ------------------------
 Anurag Chandra...........            0                         0
 Robert K. Becker.........          17,535                    12,162
 Lawrence W. Dahl.........          34,755                    33,178
 Matthew S. Easley........          95,825                    89,126
 Susan L. Lees............          39,344                    27,732
 John C. Pintozzi.........         102,679                    97,514
 Matthew E. Winter........           8539                      8385
 ALL DIRECTORS AND
   EXECUTIVE OFFICERS AS
   A GROUP................         281,142                   255,935

ITEM 11(N)TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS.

TRANSACTIONS WITH RELATED PERSONS.

   This table describes certain intercompany agreements involving Lincoln Benefit and the following companies:

    . Allstate Life Insurance Company ("ALIC"), the direct parent of Lincoln Benefit;

    . Allstate Insurance Company ("AIC"), an indirect parent of Lincoln Benefit; and

    . The Allstate Corporation ("AllCorp"), the ultimate indirect parent of Lincoln Benefit.

                                         APPROXIMATE DOLLAR VALUE
                                         OF THE AMOUNT INVOLVED IN   RELATED PERSON(S) INVOLVED IN THE TRANSACTION/1/ AND
                                         THE TRANSACTION, PER FISCAL THE APPROXIMATE DOLLAR VALUE OF THE AMOUNT OF THE
TRANSACTION DESCRIPTION                           YEAR               RELATED PERSON'S INTEREST IN THE TRANSACTION ($)
-----------------------                  -----------------------     ---------------------------------------------------
                                                       ($)                ALIC                AIC            ALLCORP
Investment Management Agreement          2008      131,668,584         68,941,225/2/      51,404,171           677,981
among Allstate Investments, LLC,
Allstate Insurance Company, The          2009      142,073,012         76,392,634/2/      54,248,353         1,151,990
Allstate Corporation and certain
affiliates effective January 1, 2007.    2010      130,793,008         73,282,918/2/      47,445,127           687,957

Tax Sharing Agreement among The          2008      465,439,826/3/    (109,322,083)       633,316,282      (121,960,368)
Allstate Corporation and certain
affiliates dated as of November 12,      2009   (1,173,212,154)/3/   (534,572,879)      (467,570,173)     (121,813,486)
1996, as supplemented by Supplemental
Intercompany Tax Sharing Agreement       2010     (113,770,599)/3/   (621,234,096)       647,559,256      (146,676,325)
between Allstate Life Insurance
Company and Lincoln Benefit Life
Company effective December 21, 2000.

Cash Management Services Master          2008        1,338,376/4/         198,098/5/         816,143/5/            N/A
Agreement between Allstate Insurance
Company, Allstate Bank (aka Allstate     2009        1,527,072/4/         158,312/5/       1,052,781/5/
Federal Savings Bank), and certain
affiliates dated March 16, 1999, as      2010          967,620/4/          76,166/5/         694,117/5/
amended by Amendment No.1 effective
January 5, 2001, and Amendment No. 2
entered into November 8, 2002, between
Allstate Insurance Company, Allstate
Bank and Allstate Motor Club, Inc., and
as supplemented by the Premium
Depository Service Supplement dated as
of September 30, 2005, the Variable
Annuity Service Supplement dated
November 10, 2005, and the Sweep
Agreement Service Supplement dated as
of October 11, 2006.

--------
/1/  Each identified Related Person is a Party to the transaction.
/2/  Gross amount of expense received under the transaction.
/3/  Total amounts paid to Internal Revenue Service.
/4/  Each identified Related Person is a Party to the transaction.
/5/  Total fees collected for all bank accounts covered under the transaction.

                                              APPROXIMATE DOLLAR VALUE
                                              OF THE AMOUNT INVOLVED IN   RELATED PERSON(S) INVOLVED IN THE TRANSACTION/1/ AND
                                              THE TRANSACTION, PER FISCAL THE APPROXIMATE DOLLAR VALUE OF THE AMOUNT OF THE
TRANSACTION DESCRIPTION                               YEAR                RELATED PERSON'S INTEREST IN THE TRANSACTION ($)
-----------------------                       ------------------------    -------------------------------------------------
                                                            ($)                ALIC              AIC             ALLCORP
Amended and Restated Service and              2008    3,295,180,640       215,640,945/2/   2,186,281,461/2/     5,351,262/2/
Expense Agreement between Allstate
Insurance Company, The Allstate               2009    3,451,765,246       180,154,068/2/   1,937,571,496/2/     2,510,800/2/
Corporation and certain affiliates effective
January 1, 2004, as amended by                2010    3,619,106,706       175,950,701/2/   1,823,391,816/2/     4,191,150/2/
Amendment No. 1 effective January 1,
2009, and as supplemented by New York
Insurer Supplement to Amended and
Restated Service and Expense Agreement
between Allstate Insurance Company, The
Allstate Corporation, Allstate Life
Insurance Company of New York and
Intramerica Life Insurance Company,
effective March 5, 2005.

Reinsurance Agreements between Lincoln        2008      766,582,944/6/    766,582,944/6/             N/A              N/A
Benefit Life Company and Allstate Life
Insurance Company: Coinsurance                2009      873,759,209/6/    873,759,209/6/
Agreement effective December 31, 2001;
Modified Coinsurance Agreement                2010      888,764,276/6/    888,764,276/6/
effective December 31, 2001; Modified
Coinsurance Agreement effective
December 31, 2001.

Intercompany Loan Agreement among             2008      400,040,660        50,014,792/7/       1,732,736      400,040,660
The Allstate Corporation, Allstate Life
Insurance Company, Lincoln Benefit Life       2009       86,111,674                 0/8/      86,111,674       86,111,674
Company and other certain subsidiaries of
The Allstate Corporation dated                2010      149,971,764       149,971,764        149,971,764      149,971,764
February 1, 1996.

Agreement for the Settlement of State and     2008        2,089,067           356,331/9/       1,732,736              N/A
Local Tax Credits among Allstate
Insurance Company and certain affiliates      2009          941,379           193,504/9/         441,024
effective January 1, 2007.
                                              2010          835,435           236,540/9/         474,132

--------
/1/ Each identified Related Person is a Party to the transaction. /2/ Gross amount of expense received under the transaction.
/6/  Net reinsurance income.
/7/  Amounts loaned and repaid.
/8/  No loans outstanding at year end.
/9/  Value of transfer transactions.

REVIEW AND APPROVAL OF INTERCOMPANY AGREEMENTS

   All intercompany agreements to which Lincoln Benefit is a party are approved by Lincoln Benefit's Board of Directors as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the Nebraska Department of Insurance, Lincoln Benefit's domestic regulator, and any additional states in which Lincoln Benefit might be commercially domiciled pursuant to the applicable state's insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Lincoln Benefit's corporate records.

   While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Lincoln Benefit, all directors and executive officers of Lincoln Benefit are subject to the Allstate Code of Ethics ("Code"). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of the Allstate Corporation, the ultimate parent company of Lincoln Benefit. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a Code of Ethics certification annually.

INDEPENDENCE STANDARDS FOR DIRECTORS

   Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Lincoln Benefit has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Lincoln Benefit has been determined that none of the directors are considered to be independent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Board of Directors of Lincoln Benefit does not have a compensation committee. All compensation decisions are made by The Allstate Corporation, as the ultimate parent company of Lincoln Benefit. No executive officer of Lincoln Benefit served as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit.

  OTHER INFORMATION

   A section entitled "Experts" is added to your prospectus as follows:

  EXPERTS

   The financial statements and the related financial statement schedules included herein have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

  PRINCIPAL UNDERWRITER

   Contingent on regulatory approval, ALFS, Inc ("ALFS") is expected to merge into Allstate Distributors, LLC ("ADLLC"), effective April 29, 2011. At that time, ALFS will assign its rights and delegate its duties as principal underwriter to ADLLC. This change will have no effect on Lincoln Benefit's obligations to you under your Contract. The section of your prospectus concerning the principal underwriter is amended accordingly.

   Contingent on regulatory approval, ADLLC serves as distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering.

ADLLC, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

ADMINISTRATION

   We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, inc., of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se/2/, inc. provides certain business process outsourcing services with respect to the Contracts. se/2/, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2010, consisted of the following: Keane BPO, LLC (administrative services) located at 625 North Michigan Avenue, Suite 1100, Chicago, IL 60611; RR Donnelly Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

   In administering the Contracts, the following services are provided, among others:

    .  maintenance of Contract Owner records;

    .  Contract Owner services;

    .  calculation of unit values;

    .  maintenance of the Variable Account; and

    .  preparation of Contract Owner reports.